AGREEMENT


1.     Parties

1.1. This Agreement is made and entered into effective as of July 11, 2000 (the "Effective Date"), by and between United States Antimony Corporation, and Thomson Kernaghan & Co. Ltd., individually and as agent for the Purchasers, and the Purchasers identified on Exhibit G.

2.    Definition and Accounting Terms

2.1.     Definitions.  As used in this Agreement:

2.1.1. "Affiliate" means any Person (i) that directly or indirectly controls, or is controlled by, or is under common control with the Company or a Subsidiary; or (ii) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of the Company or any Subsidiary; or (iii) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Company or a Subsidiary.

2.1.2. "Agent" means Thomson Kernaghan & Col. Ltd., a corporation incorporated under the laws of Ontario, for itself and as agent for the Purchasers

2.1.3.     "Agent's Fee" shall have the meaning ascribed in paragraph
13.12 of this Agreement.

2.1.4. "Agent's Principal Office" means the Agent's principal office at 365 Bay Street, Toronto, Ontario M5H 2V2.

2.1.5. "Agent's Warrant" shall have the meaning ascribed in paragraph 6.2 of this Agreement, and shall be in the form of
                 Exhibit C.

2.1.6. "Agreement" means this Securities Purchase Agreement, as amended, supplemented or modified from time to time.

2.1.7. "Capital Lease" means all leases that have been or should be capitalized on the books of the lessee in accordance with GAAP.

2.1.8.     "City" means the City of Moscow, Idaho.

2.1.9. "Closing Bid Price" shall mean the closing bid price per share of the Common Stock on a Trading Day reported by Bloomburg L.P.

2.1.10. "Closing Date" means the date, time and place at which a purchase and sale of Debentures closes, or such other date, time and place as the Agent and the Company may agree in writing to be the Closing Date.

2.1.11. "Code" means the US Internal Revenue Code of 1986, as amended from time to time, and the regulations and published interpretations thereof.

2.1.12. "Common Stock" means the Company's common stock, US$.01 par value.

2.1.13. "Commonly Controlled Entity" means an entity, whether or not incorporated, that is under common control with the Company, within the meaning of Section 414(b) or 414(c) of the Code.

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2.1.14.     "Company" means United States Antimony Corporation, a
corporation incorporated under the laws of the U.S. state of Montana.

2.1.15. "Control" (whether or not capitalized) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

2.1.16. "Conversion Shares" means the aggregate number of shares of Common Stock into which the Debentures are convertible.

2.1.17. "Debentures" shall mean the Company's 10% Convertible Debentures due June 30, 2002, in the aggregate principal amount of up to $1,500,000, in the form of Exhibit A to this Agreement.

2.1.18.     "Debt" means (i) indebtedness or liability for borrowed money;
(ii) obligations evidenced by bonds, debentures, Debentures or other similar instruments; (iii) obligations for the deferred purchase price of property or services (including trade obligations); (iv) obligations under Capital Leases;
(v) obligations under letters of credit; (vi) obligations under acceptance facilities; (vii) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; and (viii) all obligations secured by any Liens, whether or not the obligations have been assumed.

2.1.19. "Default" means any of the events specified in paragraph 12.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

2.1.20. "EDGAR" means the computer system maintained by the SEC for the receipt, acceptance, review and dissemination of documents submitted to it in electronic format.

2.1.21. "Effective Date" means the date set forth in paragraph 1.1 of this Agreement.

2.1.22. "Escrow Agreement" means the Escrow Agreement between the Company and the Agent dated as of the Effective Date, in the form of Exhibit E to this Agreement.

2.1.23.     "Escrow Shares" shall have the meaning ascribed in paragraph
10.2.3 of this Agreement.

2.1.24.     "Estate" means the Estate of Bobby C. Hamilton, Deceased.

2.1.25. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

2.1.26. "Event of Default" means any of the events specified in Section 12.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

2.1.27. "Exchange Act" means the United States of America. Securities Exchange Act of 1934, as amended.

2.1.28.     "FSB" means the First State Bank of Thomson Falls, Montana.

2.1.29. "FSB Escrow Instructions" means the written Escrow Instructions for the First State Bank of Thomson Falls, Montana, dated June __, 2000, to which Thomson Kernaghan, the City, the Estate, the Company and FSB are parties.

2.1.30.     "GAAP" means generally accepted accounting principles in the U.S.

2.1.31.     "Holder" mean the holder of a Debenture.

2.1.32. "Initial Closing Date" means the date on which the purchase and sale of the Initial Debentures closes, which shall be July 19, 2000, or such other date as the Agent and the Company may agree in writing to be the Initial Closing Date.

2.1.33.     "Initial Debentures" shall have the meaning ascribed in paragraph
5.5 of this Agreement.

2.1.34. "Known" or "Knowledge" means, with respect to any party, the knowledge of such party's executive officers after reasonable inquiry.

2.1.35. "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge or encumbrance of any kind or nature whatsoever (including without limitation any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement, charge or similar notice under the law of any jurisdiction to evidence any of the foregoing.

2.1.36. "Material Adverse Effect" means with respect to the Company, any event, change circumstance or effect that is reasonably likely to be materially adverse to (i) the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, other than any event, change, circumstance or effect relating (x) to the economy or financial markets in general, or (y) in general to the industries in which the Company or its Subsidiaries operate and not specifically relating to the Company or its Subsidiaries; or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement.

2.1.37. "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA.

2.1.38. "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

2.1.39. "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

2.1.40. "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Company or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

2.1.41.     "Prohibited Transaction" means any transaction set forth in
Section 406 of ERISA or Section 4975 of the Code.

2.1.42. "Purchaser" means a Person who purchases a Debenture pursuant to this Agreement, which may include the Agent.

2.1.43.     "Purchaser's Warrant" shall have the meaning ascribed in paragraph
6.1 of this Agreement, and shall be in the form of Exhibit B.

2.1.44. "Registration Rights Agreement" shall have the meaning ascribed in paragraph 7.1 of this Agreement and shall be in the form of Exhibit D.

2.1.45. "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

2.1.46. "Restricted Settlement Shares" shall have the meaning ascribed in paragraph 3.1.2 of this Agreement.

2.1.47. "SEC" means the Securities and Exchange Commission of the United States of America.

2.1.48. "SEC Documents" means all forms, statements, reports and other documents and information that the Company has filed and in the future may file with the SEC.

2.1.49. "Securities Act" means the U.S. Securities Act of 1933, as amended.

2.1.50. "Settlement Agreement" means the Settlement Agreement and Release of All Claims dated June 30, 2000, between the Company and the Estate.

2.1.51. "Subsidiary" means a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of that corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Company.

2.1.52. "Trading Day" means any day, other than a Saturday or Sunday, on which the New York Stock Exchange is open for business.

2.1.53. "Transaction Documents" means this Agreement, the Debentures, the Purchaser's Warrant, the Agent's Warrant, the Escrow Agreement and the Registration Rights Agreement.

2.1.54. "Unrestricted Settlement Shares" shall have the meaning ascribed in paragraph 3.1.2 of this Agreement.

2.1.55.     "U.S." means the United States of America.

2.1.56. "Warrant Shares" means the aggregate number of shares of Common Stock issuable upon exercise of the Warrants.

2.1.57.     "Warrants" means the Purchasers' Warrant and the Agent's Warrant.

2.2. Singular and Plural Terms. As used in this Agreement, terms defined in the singular have the same meaning when used in the plural, and terms defined in the plural have the same meaning when used in the singular.

2.3. Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP. All financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP.

2.4. Currency. All currency described or otherwise referred to in the Transaction Documents is the currency of the United States of America.

3.     Recitals

3.1. This Agreement is made with reference to the following facts and circumstances:

3.1.1.     The Company and the Estate have entered into the Settlement
Agreement.

3.1.2. Under the terms of the Settlement Agreement the Company has agreed, among other things, (i) to pay the Estate $500,000, (ii) to arrange for the purchase of 614,000 unrestricted shares of Common Stock (the "Unrestricted Settlement Shares") from the estate by a third party for $90,340, and (iii) to issue and deliver to the Estate 250,000 restricted shares of Common Stock (the "Restricted Settlement Shares").

3.1.3. At the Company's request, the Agent has agreed to arrange for the purchase of up to $1,500,000 in aggregate principal amount of Debentures, and to purchase the Unrestricted Settlement Shares, on the terms and subject to the conditions set forth in this Agreement. The proceeds from the sale of the Debentures will allow the Company to pay the Estate $500,000 as required by the Settlement Agreement.

3.1.4. The performance of the Settlement Agreement will allow the Company, the Estate and the City to conclude certain transactions among them described in the FSB Instructions.

3.1.5. The Agent is willing to purchase the Unrestricted Settlement Shares and arrange for the purchase of Debentures, on the terms and subject to the conditions set forth in this Agreement.

3.2. In consideration of the mutual promises contained in this Agreement and in order to carry out the purpose and intent of the parties set forth in paragraph 3.1 above, the Company and the Agent have entered into this Agreement.

4.     Performance of Settlement Agreement.

4.1. On the Initial Closing Date, and subject to the satisfaction of the conditions set forth in this Agreement, (i) the Agent agrees to purchase, as the third party contemplated by the Settlement Agreement, the Unrestricted Settlement Shares from the Estate for the purchase price of $90,340; and (ii) Company shall pay the Estate $500,000 and shall issue and deliver the Restricted Settlement Shares to Estate.

5.     Purchase and Sale of Debentures

5.1. Initial Purchase of Debentures. On the Initial Closing Date, and subject to the satisfaction of the conditions set forth in paragraph 8.1 of this Agreement, the Agent agrees to purchase, for the account of the Purchasers, $600,000 in aggregate principal amount of Debentures (the "Initial Purchase"), at a price equal to 100% of the face amount thereof.

5.2. Subsequent Purchase of Debentures. At the Company's request, and subject to the satisfaction of the conditions set forth in paragraph 8.2 of this Agreement, the Agent agrees to purchase, for the account of the Purchasers who will be identified on a supplemental Exhibit G on the Closing Date of each subsequent purchase of Debentures, up to an additional $900,000 in aggregate principal amount of Debentures; provided, however, that the Agent shall not be obligated to purchase more than $200,000 in principal amount of Debentures in any thirty (30) day period. The Company shall give the Agent at least ten (10) Trading Days' notice of any request for the purchase of additional Debentures, specifying the date and amount thereof.

5.3. Manner of Funding. The Company shall give the Agent written wiring instructions for the disbursement of the Debenture proceeds, which shall be either by check or wire transfer as the Company shall designate, and if by wire transfer the notice shall specify the name, address and ABA routing number for the Bank, and the Company's account number to be credited with the proceeds.

5.4. Interest. The Company shall pay interest to Purchasers on the outstanding and unpaid principal amount of the Loans at the rate of ten percent (10%) per year, calculated on the basis of a year of 360 days comprised of twelve 30-day months. Interest shall be payable upon any prepayment of principal and at maturity, at the Agent's principal office.

5.5. The Debentures. The Debentures shall be in substantially the form of Exhibit A attached to this Agreement with blanks appropriately filled in, payable to the order of the Agent or the Purchaser purchasing the same, as the Agent may specify. The Debentures evidencing the Initial Purchase are referred to as the "Initial Debentures." Each Debenture shall be dated the date on which the Agent advances proceeds to the Company, and each of the Debentures shall be due and payable on the second anniversary of the Closing Date. At any time beginning thirty (30) days after the Closing Date and prior to their respective payment in full, all or any part of the principal and interest of each Debenture may, at the option of the Holder, but subject to the limitation set forth in paragraph 10.4 of this Agreement, be converted into Common Stock (the "Conversion Shares"), at a price per share equal to seventy-five percent (75%) of the average of the three (3) lowest Closing Bid Prices in the twenty
(20) Trading Days immediately preceding (i) the Effective Date or (ii) the Conversion Date, whichever is lower; provided, however, that the conversion price shall not exceed ninety cents ($.90) per share; and further provided that such conversion rights are exercisable only to the extent that there is sufficient authorized, unissued and unreserved Common Stock available for such conversion. The number of Conversion Shares and the minimum conversion price shall be adjusted to reflect (among other events affecting Company's capitalization) the 3:1 reverse stock split to be effectuated under paragraph
8.2.3 of this Agreement.

5.6. Prepayments. The Company may prepay any Debentures, in whole or in part, without the Holder's prior written consent.

5.7. Method of Payment. The Company shall make each payment under this Agreement and under the Debentures at the Agent's principal office not later than 2:00 P.M., Toronto time on the date when due in lawful currency of the United States of America and in immediately available funds. Whenever any payment to be made under this Agreement or under the Debentures shall be stated to be due on a day other than a Trading Day, such payment shall be made on the next succeeding Trading Day, and such extension of time shall in such case be included in the computation of interest due on the Loan.

5.8. Use of Proceeds. The Company shall use the proceeds from the sale of the Initial Debentures solely for the following purposes and in the following order and priority: (a) to pay the Agent's Fee; (b) to pay the fees and expenses of the Agent's counsel in the negotiation and preparation of this Agreement, not however to exceed $15,000; (c) to pay the Estate the sum of $500,000 pursuant to the Settlement Agreement; (d) to fund the Company's performance of all of its other obligations under the Settlement Agreement and the FSB Escrow; and (e) for the Company's working capital purposes. The Company shall use the proceeds from the sale of subsequent Debentures solely for the following purposes and in the following order and priority: (a) to pay the Agent's Fee; and (b) for the Company's working capital purposes. The Company hereby authorizes the Agent to withhold from Debenture sale proceeds the amounts necessary to pay the Agent's Fee and, in connection with the Initial Purchase only, the fees and expenses of Agent's counsel.

6.     Warrants

6.1. Purchasers' Warrant. On the Closing Date, the Company shall issue and deliver to the Agent for the account of the Purchasers, pro rata, according to the percentage of the total principal amount of the Debentures that each Purchaser purchases, a warrant in the form of Exhibit B hereto (the "Purchasers' Warrant") to purchase the number of shares of Common Stock (the "Purchasers' Warrant Shares) determined by multiplying .25 by the face amount of Debentures being sold at such Closing Date and by dividing the resulting figure by the Closing Bid Price on the Trading Day immediately preceding the Effective Date, at a price per share equal to the Closing Bid Price on the Trading Day immediately preceding the Effective Date.

6.2. Agent's Warrant. On the Closing Date, the Company shall issue and deliver to the Agent, for the Agent's own account, a warrant in the form of Exhibit C hereto (the Agent's Warrant") to purchase the number of shares of Common Stock (the "Agent's Warrant Shares) determined by dividing $375,000 by the Closing Bid Price on the Trading Day immediately preceding the Effective Date, at a price per share equal to the Closing Bid Price on the Trading Day immediately preceding the Effective Date.

6.3. Limitations on Exercise of Warrants. The Purchaser's Warrants and the Agent's Warrants are exercisable only to the extent that there is sufficient authorized, unissued and unreserved Common Stock available for such exercise. The rights of the Purchaser and the Agent to exercise their respective Warrants are subject to the further limitation set forth in paragraph 10.4 hereof.

6.4. Adjustment. The number of Warrant Shares and the minimum exercise price shall be adjusted to reflect (among other events affecting Company's capitalization) the 3:1 reverse stock split to be effectuated under paragraph
8.2.3 of this Agreement.  [J. Mann to provide clarifying language.]

7.     Registration Rights Agreement

7.1. Registration of Common Stock Underlying Debentures and Warrants. Contemporaneously with the execution of this Agreement, the Company shall execute and deliver to the Agent a Registration Rights Agreement in the form of Exhibit D hereto (the "Registration Rights Agreement"). The Company shall register the issuance, sale and resale of the Conversion Shares and the Warrant Shares in accordance with the provisions of the Registration Rights Agreement.

8.     Conditions Precedent

8.1. Conditions Precedent to the Agent's and Purchasers' Obligations to Purchase the Unrestricted Settlement Shares and Initial Debentures. The obligation of the Agent to purchase the Unrestricted Settlement Shares and to purchase the Initial Debentures for the account of the Purchasers is subject to the following conditions precedent:

8.1.1. The Settlement Agreement and the FSB Escrow shall be in full force and effect.

8.1.2. Each of the Company, the Estate, the City and FSB shall have confirmed their intent to complete the transactions contemplated by the Settlement Agreement and the FSB Escrow contemporaneously with the Company's sale of the Initial Debentures, and the Agent shall have received satisfactory evidence thereof.

8.1.3. The Agent shall have received, on or before the Initial Closing Date, each of the following, in form and substance satisfactory to the Agent and its counsel:

8.1.3.1.     Initial Debentures. The Initial Debentures, duly executed by the
Company;

8.1.3.2. Evidence of all corporate action by the Company. Certified (as of the Closing Date) copies of all corporate action taken by the Company, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Transaction Documents and each other document to be delivered pursuant to this Agreement;

8.1.3.3. Incumbency and signature certificate of the Company. A certificate (dated as of the Closing Date) of the Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign the Transaction Documents and any other documents to be delivered by the Company under this Agreement;

8.1.3.4. Purchasers' Warrants. Purchasers' Warrants for the number of shares of Common Stock determined under paragraph 6.1 of this Agreement;

8.1.3.5. Agent's Warrant. The Agent's Warrant for the number of shares of Common Stock determined under paragraph 6.2 of this Agreement;

8.1.3.6.     Registration Rights Agreement.  The Registration Rights
Agreement;

8.1.3.7.     Escrow Agreement.  The Escrow Agreement;

8.1.3.8. Opinion of counsel for the Company. A favorable opinion of counsel for the Company, in substantially the form of Exhibit F hereto, and as to such other matters as the Agent may reasonably request.

8.1.4. Escrow Shares. The Company shall have deposited with the Escrow Holder the lesser of the required amount of Escrow Shares pursuant to paragraph 10.2.3 of this Agreement or the number of Company's remaining authorized unissued and previously unreserved shares of Common Stock. The Agent and the Purchasers acknowledge that Company will not have sufficient shares of authorized and unissued and unreserved shares to fund the escrow at the Initial Closing Date.

8.2. Conditions Precedent to Company's Obligations. Company's obligations under this Agreement are subject to the following conditions precedent:

8.2.1. The Settlement Agreement and the FSB Escrow shall be in full force and effect.

8.2.2. Each of the Estate, the City and FSB shall have confirmed their intent to complete the transactions contemplated by the Settlement Agreement and the FSB Escrow contemporaneously with the Company's sale of the Initial Debentures, and the Company shall have received satisfactory evidence thereof.

8.2.3. Agent and each Purchaser shall have executed and delivered a counterpart of the Agreement.

8.3. Conditions Precedent to Purchase of Additional Debentures. The obligation of the Purchasers to purchase additional Debentures shall be subject to the further conditions precedent that on the Closing Date with respect to that purchase:

8.3.1. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Company, dated the date of such Loan, stating that (i) the representations and warranties contained in Section 9.1 of this Agreement, are correct on and as of the Closing Date of such purchase as though made on and as of such date; and (ii) no Default or Event of Default has occurred and is continuing, or would result from such purchase;

8.3.2. The Agent shall have received a detailed statement of the anticipated use of proceeds from the additional Debentures, reasonably satisfactory to the Agent, certified by the Company's chief financial officer and chief executive officer;

8.3.3. The Agent shall have received Debentures and Purchasers' Warrants with respect to the additional Debentures;

8.3.4. The Agent shall have received such other approvals, opinions, or documents as the Agent may reasonably request;

8.3.5. The Company shall have effected a 1 for 3 reverse split of the Common Stock, or shall have effected an increase in the number of authorized shares of Common Stock, so that the aggregate number of authorized and unissued shares of Common Stock authorized is, on a fully diluted basis, sufficient to enable the Company to contingently issue and deliver to the Escrow Holder all of the Conversion Shares and Warrant Shares required by paragraph 10.2.3 of the Agreement.

8.3.6. Escrow Shares. The Company shall have deposited the required amount of Escrow Shares with the Escrow Holder pursuant to paragraph 10.2.3 of this Agreement.

8.3.7. The Company shall have filed the Registration Statement required under the Registration Rights Agreement; and

8.3.8. For each of the thirty (30) Trading Days immediately preceding such Closing Date, (i) the Closing Bid Price shall have been above $0.50 (adjusted for any stock splits or reverse splits, or any reduction in the number of shares of outstanding Common Stock), and (ii) the number of shares of Common Stock traded shall be more than 30,000 (adjusted for any stock splits or reverse stock splits, or any reduction in the number of shares of outstanding Common Stock).

8.4. Conditions Precedent to Company's Obligation to Sell Additional Indentures. The obligation of Company to sell additional Debentures shall be subject to the further conditions precedent that on the Closing Date with respect to that sale:

8.4.1. Each of the subsequent Purchasers shall have been identified on a supplement Exhibit G and shall have executed and delivered a counterpart of this Agreement.

8.4.2. The Company shall have effected a 1 for 3 reverse split of the Common Stock, or shall have effected an increase in the number of authorized shares of Common Stock, so that the aggregate number of authorized and unissued shares of Common Stock authorized is, on a fully diluted basis, sufficient to enable the Company to contingently issue and deliver to the Escrow Holder all of the Conversion Shares and Warrant Shares required by paragraph 10.2.3 of the Agreement.

8.4.3. The SEC shall have accepted for filing the Registration Statement required under the Registration Right Agreement.

9.     Representations and Warranties

9.1. Company's Representations and Warranties. The Company represents and warrants to the Purchasers that:

9.1.1. Incorporation, Good Standing, and Due Qualification. Each of Company and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact the business in which it is now engaged and proposes to be engaged in; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required. The Company has no Subsidiaries.

9.1.2. Capitalization. The capital stock of the Company consists of (i) 10,000,000 shares of preferred stock, $.01 par value, of which 4,500 shares have been designated Series A, all of which are issued and outstanding, 750,000 shares have been designated Series B, all of which are issued and outstanding, and 205,966 shares have been designated Series C, all of which are issued and outstanding; and (ii) 20,000,000 shares of common stock, $.01 par value, of which 17,989,747 are issued and outstanding and 1,010,000 are subject to and reserved for issuance upon exercise of outstanding options, covenants and other rights to acquire Common Stock.

9.1.3. Corporate Power and Authority. Except for the shareholder action contemplated by Section 10.2 and the fact that the Company has insufficient authorized, unissued and unreserved Common Stock to permit the issuance of the Conversion Shares and warrant Shares, the execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of its shareholders; (ii) contravene its charter or bylaws; (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Company or any Subsidiary; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company or any Subsidiary is a party or by which it or its properties may be bound or affected; (v) result in or require the creation or imposition of any Lien upon or with respect to any to the properties now owned or hereafter acquired by the Company or any Subsidiary; and (vi) cause the Company or any Subsidiary to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or any such indenture, agreement, lease or instrument.

9.1.4. Legally Enforceable Agreement. This Agreement is, and each of the other Transaction Documents when delivered under this Agreement will be, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

9.1.5. Financial Statements. Each financial statement of the Company contained in the SEC Documents filed as of the Effective Date is complete and correct, and fairly presents the financial condition of the Company and its Subsidiaries as at the dates set forth therein and the results of the operations of the Company and its Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year end adjustments in the case of the interim financial statements). Since March 31, 2000, there has been no material adverse change in the condition (financial or otherwise), business, or operations of the Company or any Subsidiary. There are no liabilities of the Company or any Subsidiary, fixed or contingent, which are material but are not reflected in the SEC Documents publicly available on EDGAR, other than liabilities arising in the ordinary course of business since March 31, 2000.

9.1.6. Full Disclosure. No SEC Document filed as of the Effective Date, and no information, exhibit or report furnished by the Company to the Agent or any Purchaser in connection with the negotiation of this Agreement (including any schedule or exhibit attached hereto) contains any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

9.1.7. Labor Disputes and Acts of God. Neither the business nor the properties of the Company or any Subsidiary are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) materially and adversely affecting such business properties or the operation of the Company or such Subsidiary.

9.1.8. Other Agreements. Except as set forth in the SEC Documents publicly available on EDGAR or on Schedule 9.1.8, neither the Company nor any Subsidiary is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Company or such Subsidiary, or on the Company's ability to perform its obligations under the Transaction Documents. Neither the Company nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

9.1.9. Litigation. Except as set forth in the SEC Documents publicly available on EDGAR or on Schedule 9.1.9, there is no pending or threatened action or proceeding against or affecting the Company or any Subsidiary before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of the Company or such Subsidiary, or the ability of the Company to perform its obligations under the Transaction Documents.

9.1.10. No Defaults. Except as set forth in the SEC Documents publicly available on EDGAR or on Schedule 9.1.10, each of the Company and, to the Company's knowledge, its Subsidiaries, is not in material default with respect to any judgment, writ, injunction or decree, or to the company's knowledge, with respect to any rule or regulation of any court, arbitrator, or federal, state municipal, or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

9.1.11. Ownership and Liens. Each of the Company and its Subsidiaries has title to, or valid leasehold interests in, all of its properties and assets, real and personal, including without limitation, all patents, trademarks and other intellectual property, and including the properties and assets and leasehold interest reflected in the financial statements referred to in paragraph 9.1.5 of this Agreement (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by the Company or any Subsidiary, and none of its leasehold interests, is subject to any Lien.

9.1.12. ERISA. Except as set forth in the SEC Documents publicly available on Edgar or on Schedule 9.1.12, each of the Company and, to the Company's knowledge, its Subsidiaries, is in material compliance with all applicable provisions of ERISA, and neither a Reportable Event nor an Prohibited Transaction has occurred and is continuing with respect to any Plan.

9.1.13. Operation of Business. The Company possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and the Company is not in violation of any valid rights of others with respect to any of the foregoing.

9.1.14. Taxes. Except as set forth in the SEC Documents publicly available on EDGAR or on Schedule 9.1.15, the Company and each Subsidiary have filed all tax returns (federal, state, and local) required to be filed.

9.1.15. Debt. Set forth in the SEC Documents publicly available on EDGAR or on Schedule 9.1.15 is a complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements, and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Company is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, which are outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in the SEC Documents or on Schedule 9.1.15.

9.1.16. Environment. Except as set forth in the Sec Documents publicly avaialble on EDGAR or as would not reasonably be expected to have a Material Adverse Effect on the Company, the Clopnay and, to the Company's knowledge, its Subsidiaries, have materially complied with, and their respective businesses, operations, assets, equipment, property, leaseholds and other facilities are in material compliance with, the applicable provisions of all federal, state, and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder.

9.1.17. Registration and Listing of Common Stock. The Company is a reporting company and has continuously been a reporting company since 1995. The Common Stock is registered under the Exchange Act and listed on the OTC Bulletin Board. Since 1995, the Company has filed in an timely manner all SEC Documents required of it by the Exchange Act, the rules and regulations of the SEC, and the rules and regulations of the OTC Bulletin Board.

9.1.18. No U.S. Offering. The Company has not offered any of the Debentures, the Conversion Shares, the Warrants or the Warrant Shares to, or solicited such an offer from, a U.S. Person (as defined in SEC Rule 902(k)) or to a Person in the United States.

9.1.19. Offshore Transaction. The negotiations for and the issuance of the Debentures and the Warrants to the Agent has been made in an offshore transaction as defined in SEC Rule 902(h).

9.1.20. No Directed Selling Efforts. The Company has not engaged in any directed selling efforts, as defined in SEC Rule 902(c), with respect to the Debentures and the Warrants.

9.1.21. Category 3 Securities. The Company has complied with all of the conditions required of it under SEC Rules 903(a) and 903(b)(3) with respect to the issuance of the Debentures and Warrants.

9.1.22. Exemption of Debentures and Warrants from Registration. The Company's issuance of the Debentures and the Warrants is exempt from the registration requirements of Section 5 of the Securities Act pursuant to the provisions of Section 4(2)of the Act and SEC Regulation S. In making this representation, Company has relied on the representations of Agent and each Purchaser in paragraphs 9.2 and 9.3 of this Agreement.

9.2. Agent's Representations and Warranties. The Agent represents and warrants to the Company that:

9.2.1. Accredited Investor. It is and each Purchaser will be an accredited investor as that term is defined in Rule 501(a)(3) of Regulation D of the SEC.

9.2.2. U. S. Persons. It is not and no Purchaser will be a U.S. Person as defined in SEC Rule 902(k).

9.2.3. It has complied and each Purchaser will comply with all of the conditions required of it by SEC Rules 903(a) and 903(b)(3) to be complied with by it in connection with the transactions contemplated by this Agreement.

9.2.4. All offers and sales of the Debentures and related Warrants to Purchasers have been and will be made only in accordance with SEC Rule 903, or pursuant to registration under the Securities Act, or pursuant to an available exemption from the registration requriements of the Securities Act.

9.3. Purchasers' Representations and Warranties. Each Purchaser represents and warrants to the Company that:

9.3.1. Accredited Investor. It is an accredited investor as that term is defined in Rule 501(a)(3) of Regulation D of the SEC.

9.3.2.     U. S. Persons.  It is not a U.S. Person as defined in SEC Rule
902(k).

9.3.3. It has complied with all of the conditions required of it by SEC Rule 903(b)(3) to be complied with by it in connection with the transactions contemplated by this Agreement.

10.     Affirmative Covenants

10.1. Financial and Operational Covenants. So long as any of the Debentures shall remain unpaid or unconverted, and until all of the Warrants have been fully exercised or expired, the Company will:

10.1.1. Maintenance of Existence. Preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required.

10.1.2. Maintenance of Records. Keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all material financial transactions of the Company and each Subsidiary.

10.1.3. Maintenance of Properties. Maintain, keep and preserve, and cause each Subsidiary to maintain, keep and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

10.1.4. Conduct of Business. Continue, and cause each Subsidiary to continue, to engage in an efficient and economical manner in a business of the same general type as conducted by it on the date of this Agreement.

10.1.5. Maintenance of Insurance. Maintain, and cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from its coverage.

10.1.6. Compliance With Laws. Materially comply, and cause each Subsidiary to materially comply, with all applicable laws, codes, regulations, rules, ordinances and orders, including without limitation paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, if and to the extent noncompliance would reasonably be expected to have a Material Adverse Effect on the Company.

10.1.7. Right of Inspection. At any reasonable time and from time to time, permit the Agent or any Purchaser, or any of their agents or representatives, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company, and to discuss its affairs, finances and accounts with any of its officers, directors and independent accountants.

10.1.8.     Reporting Requirements. Furnish to the Agent:

10.1.8.1. Quarterly Financial Statements. The Company's reports on Form 10-Q or 10-QSB contemporaneously with their filing with the SEC.

10.1.8.2. Annual Financial Statements. The Company's annual reports on Form 10-K or 10-KSB contemporaneously with their filing with the SEC.

10.1.8.3. Management Letters. Promptly upon receipt thereof, copies of any reports submitted to the Company or any Subsidiary by independent accountants in connection with their examination of the financial statements of the Company.

10.1.8.4. Certificate of No Default. Within twenty-five (25) days after the end of each month a certificate of the Company's chief financial officer certifying that to the best of his or her knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto.

10.1.8.5. Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality (domestic or foreign) or arbitrator, affecting the Company, which, if determined adversely to the Company, could have a material adverse effect on the financial condition, properties or operations of the Company.

10.1.8.6. Notice of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after the occurrence of each material Default or material Event of Default, a written notice setting forth the details of such Default or Event of Default and the action that is proposed to be taken by the Company with respect thereto.


10.1.8.7. The Company's Reporting and Listing Status. The Company shall be and remain a reporting company under the Exchange Act, and shall file in a timely manner all SEC Documents required by the Exchange Act or SEC regulations to be filed by a reporting company; and the Company shall cause its Common Stock to continuously be quoted on the OTC Bulletin Board or listed on a Nasdaq market. The Company shall apply for listing on the Nasdaq Small Cap Market as soon as it is eligible therefor.

10.1.8.8. ERISA reports. As soon as possible, and in any event within thirty (30) days after the Company knows or has reason to know that any circumstances exist that constitute grounds entitling the PBGC to institute proceedings to terminate a Plan subject to ERISA with respect to the Company or any Commonly Controlled Entity, and promptly but in any event within two (2) Trading Days of receipt by the Company or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer the same, and promptly but in any event within five (5) Trading Days of the receipt of notice concerning the imposition of withdrawal liability with respect to the Company or any Commonly Controlled Entity, the Company will deliver to the Agent a certificate of the chief financial officer of the Company setting forth all relevant details and the action which the Company proposes to take with respect thereto.

10.1.8.9.   Reports to Other Creditors.  Promptly
after the furnishing thereof, copies of any statement or report furnished by the Company or any Subsidiary to any other party pursuant to the terms of any indenture, loan, credit or similar agreement and not otherwise required to be furnished to the Agent pursuant to any other clause of this Agreement.

10.1.8.9.  Other Regulatory Reports and Filings.
Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Company or any Subsidiary sends to its shareholders, and copies of all regular, periodic and special reports, and all registration statements that the Company files with the securities regulatory authorities of any country, province or state, or with any securities exchange.

10.1.8.10 General Information. Such other information respecting the condition or operations, financial or otherwise, of the Company as the Agent or any Purchaser may from time to time reasonably request.

10.2. Additional Covenants. The Company hereby further covenants and agrees with the Agent that: .

10.2.1. Shareholders Meeting. As soon as possible and in any event within 120 days of the Effective Date the Company shall hold a shareholders meeting for the purpose of reducing the number of outstanding shares of Common Stock or increasing the number of authorized shares of Common Stock available for issuance in order to satisfy the requirements of paragraph 10.2.2. The Company shall solicit proxies in favor of that action, and shall cause its directors and officers, who are holders of Common Stock to vote their shares in favor thereof.

10.2.2. Adequate Available Shares of Common Stock. Subject to shareholder approval pursuant to paragraph 10.2.1, the Company shall at all times keep an adequate number duly authorized shares of Common Stock reserved and available for issuance upon the conversion of Debentures and the exercise of Warrants. If at any time the Company does not have such an adequate number of shares of Common Stock reserved and available for issuance, then the Company shall immediately call and within 120 days hold a special meeting of its shareholders for the purpose of increasing the number of the Company's authorized shares of Common Stock. The Company shall cause its directors, officers, and employees who are holders of Common Stock to vote their shares in favor of such increase in the Company's number of authorized shares of Common Stock.

10.2.3. TK Escrow. Contemporaneously with the execution of this Agreement, the Company shall execute an escrow agreement with the Agent as escrow holder (the "Escrow Agreement") in the form of Exhibit E to this Agreement. On the initial Closing Date, the Borrower shall deliver to the Escrow Holder a certificate for number of shares equal to the lesser of the number of authorized, unissued and unreserved shares of Common Stock or the sum of 150% of the Conversion Shares for the Initial Debentures, calculated as if the Initial Closing Date were the Conversion Date, plus 100% of the related Warrant Shares. To the extent that the Company has not deposited a sufficient number of shares of Common Stock to equal 150% of the Conversion Shares (as so calculated) plus 100% of the related Warrant Shares in connection with the Initial Purchase, within five (5) Trading Days after the Company receives authorization from its shareholders pursuant to paragraph 10.2.1, the Company shall deliver to the Escrow Holder a certificate for additional Conversion Shares and Warrant Shares so that the aggregate number of Conversion Shares and Warrant Shares held by the Escrow Holder equals 150% of the Conversion Shares for outstanding Debentures, calculated as if the Initial Closing Date were the Conversion Date, plus 100% of the Warrant Shares. As a condition precedent to the Agent's obligation to purchase additional Debentures, the Company shall deposit with the Escrow Holder 150% of the Conversion Shares into which each such Debenture is convertible, calculated as if the Conversion Date were the Closing Date with respect to such Debenture plus 100% of the Warrant Shares. All shares of Common Stock deposited with the Escrow Holder pursuant to this paragraph are referred to as the " Escrow Shares." Until the Registration Statement is effective, the certificates shall bear an appropriate restrictive legend. Except for such legend, all Escrow Shares shall be free and clear of any legends, liens, claims, stop orders or other restrictions. Within five (5) Trading Days after the effective date of the Registration Statement, the Company shall cause the Escrow Shares to be registered in the Agent's street name, in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

10.2. The Purchasers' Covenants. The Purchasers (i) shall not offer, sell or otherwise dispose of any securities issued to them respectively, except in compliance with the provisions of Regulation S, or pursuant to registration under the Securities Act, or pursuant to an available exemption from such registration; and (ii) shall not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

10.3. Limitation on Common Stock Ownership. Agent and each of the Purchasers covenants and agrees that at no time shall it, either individually or collectively with each other person deemed for purposes of Exchange Act Regulation 13D to be a member of a group which includes it, beneficially own in excess of 9.9% of the then issued and outstanding Common Stock (determined on an undiluted basis). Debentures may be converted into Common Stock and Warrants may be exercised for Common Stock only if and to the extent that, following such conversion or exercise, it (or the group of which it is deemed to be a member) beneficially owns less than ten percent (10%) of Company's then outstanding Common Stock. For the purpose of this Agreement, beneficial ownership of Common Stock shall be determined in accordance with Exchange Act Rule 13d-3 (as amended).

11.     Negative Covenants.

So long as any of the Debentures remains unpaid, or the Agent shall be obligated to purchase Debentures under this Agreement, the Company will not:

11.1. Mergers, Etc. Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person, and the Company shall not permit any Subsidiary to do so, except that (1) any Subsidiary may merge into or transfer assets to the Company, and (2) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary.

11.2. Sale and Leaseback. Sell, transfer, or otherwise dispose of, or permit any Subsidiary to sell, transfer, or otherwise dispose of, any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

11.3. Dividends. Declare or pay any dividends; or purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such whether in cash, assets, or obligations of the Company; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; or permit any of its Subsidiaries to do any of the foregoing or to purchase or otherwise acquire for value any stock of the Company or another Subsidiary.

11.4. Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of, or permit any Subsidiary to sell, lease, assign, transfer, or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of Subsidiaries, receivables, and leasehold interests), except: (1) inventory disposed of in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business; and (3) that any Subsidiary may sell, lease, assign, or otherwise transfer its assets to the Company.

11.5. Investments. (i) Make, or permit any Subsidiary to make, any loan or advance to any Person, or (ii) purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, except: (1) direct obligations of the U.S. or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Hundred Million U.S. Dollars (US$100,000,000); and (4) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Company or any Subsidiary.

11.6. Guaranties, Etc. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable, or permit any Subsidiary to assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss), for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

11.7. Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, or permit any Subsidiary to enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate.

11.8. Issue Securities. Issue, or permit any Subsidiary to issue, any common stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for common stock or other equity securities, except for (i) securities issued pursuant to this Agreement, (ii) securities of a Subsidiary that are issued to the Company; and (iii) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities with the prior written consent of the Purchasers, which consent the Purchasers agree not to unreasonably withhold.

12.     Events of Default

12.1.     Events of Default. If any of the following events shall occur:

12.1.1. The Company should fail to pay the principal of or interest on any Debenture as and when due and payable, or any amount of any other fee by or within 10 days after the date that it is due and payable;

12.1.2. Any representation or warranty made or deemed made by the Company in this Agreement or any other Transaction Document, or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Transaction Document, shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;

12.1.3. The Company shall fail to perform or observe any term, covenant, or agreement contained in this Agreement or any other Transaction Document to be performed or observed by it ;

12.1.4. Except as disclosed in the SEC Documents, the Company or any Subsidiary shall (i) fail to pay any material indebtedness for borrowed money (other than any Debenture) of the Company or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), or (ii) fail to perform or observe any material term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

12.1.5. The Company or any Subsidiary (i) shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; or (v) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty
(30) days or more;

12.1.6. One or more judgments, decrees, or orders for the payment of money in excess of $100,000 shall be rendered against the Company or any Subsidiary and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal;

12.1.7. Any of the following events shall occur or exist with respect to the Company or any Commonly Controlled Entity under ERISA: any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plan shall take place; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; or circumstances shall exist which constitute grounds entitling the PBGC to institute proceedings to terminate a Plan, or the PBGC shall institute such proceedings; and in each case above, such event or condition, together with all other events or conditions, if any, could subject the Company to any tax, penalty, or other liability which in the aggregate may exceed Ten Thousand Dollars ($10,000); or

12.1.8. If the Agent receives its first notice of a hazardous discharge or an environmental complaint regarding the Company or a Subsidiary from a source other than the Company, and the Agent does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice given by Certified Mail, Return Receipt Requested) of such hazardous discharge or environmental complaint from the Company within twenty-four (24) hours of the time the Agent first receives said notice from a source other than the Company; or if any federal, state, or local agency asserts or creates a Lien upon any or all of the assets, equipment, property, leaseholds, or other facilities of the Company or a Subsidiary by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state, or local agency asserts a claim against the Company, a Subsidiary, or its respective assets, equipment, property, leaseholds, or other facilities for damages or cleanup costs relating to a hazardous discharge or an environmental complaint; provided, however, that such claim shall not constitute a default if, within five (5) Trading Days of the occurrence giving rise to the claim,
(i) the Company can prove to the Agent's satisfaction that the Company has commenced and is diligently pursuing either: (a) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (b) proceedings for an injunction, a restraining order, or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) Trading Days of the occurrence giving rise to the claim and the injunction, order, or emergent relief is not thereafter resolved or reversed on appeal; and (ii) in either of the foregoing events, the Company has posted a bond, letter of credit, or other security satisfactory in form, substance, and amount to both the Agent and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim;

12.1.9.     A change of Control of the Company or any Subsidiary occurs;

then, and in any such event, the Agent may, by notice to the Company, (i) declare its obligation to purchase Debentures to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Debentures, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Debentures, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Parent and the Company.

12.2. Agent's Right to Setoff. Upon the occurrence and during the continuance of any Event of Default, the Agent is hereby authorized at any time and from time to time, without notice to the Company (any such notice being expressly waived by the Company), to set off and apply any and all funds, deposits and accounts at any time held and other indebtedness at any time owing by the Agent to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement or the Debenture or any other Transaction Document, irrespective of whether or not the Agent shall have made any demand under this Agreement or the Debenture or such other Transaction Document and although such obligations may be unmatured. The Agent agrees promptly to notify the Company after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Agent under this Section 12.2 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent may have.

13.     Miscellaneous

13.1. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of any Transaction Document to which the Company is a party, nor consent to any departure by the Company from any Transaction Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13.2. Notices, Etc. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, or to such other address as a party may specify by notice given in accordance with this paragraph, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


     If to the Agent:
     Thomson Kernaghan & Co. Ltd.
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Ms. Michelle McKinnon
     Facsimile No. (416) 860-6355

     If to the Company:
     United States Antimony Corporation
     1250 Prospect Creek,
     P.O. Box 643
     Thomson Falls, Montana 59873-0643
     Attention: John Lawrence,
     President & CEO
     Facsimile No. (406) 827-3543


     If to the Purchasers
     c/o Thomson Kernaghan & Co. Ltd.
         as Agent
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Ms. Michelle McKinnon
     Facsimile No. (416) 860-6355

With a copy (that does not constitute notice) to:
     Hawley Troxell Ennis & Hawley LLP
     Attn:  Gary D. Babbitt
     P.O. Box 1617
     Boise, Idaho  83701



     In either case, with a copy (that does not constitute notice) to:
     John M. Mann
     Attorney at Law
     1330 Post Oak Boulevard, Suite 2800
     Houston, Texas 77056-3060
     Facsimile No. (713) 622-7185

13.3.     No Waiver.   No failure or delay on the part of the Agent or any
Purchaser in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

13.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Agent, the Purchasers and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under any Transaction Document to which the Company is a party without the prior written consent of the Agent and the Purchasers.

13.5. Costs, Expenses, and Taxes. If any legal action is necessary to enforce the obligation of a party hereto, the prevailing party shall be reimbursed for any expense in protecting or enforcing its rights under this Agreement including, without limitation, reasonable attorneys' fees and expenses and all expenses incurred by the prevailing party in exercising its rights and remedies under this Agreement. Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Transaction Documents and the other documents to be delivered under any such Transaction Documents, and agree to hold the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

13.6. Integration. This Agreement and the Transaction Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

13.7. Governing Law. This Agreement and the Debenture shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Montana, then Montana law shall govern the construction and enforcement of that provision.

13.8. Severability of Provisions. Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction (after applying the provisions of paragraph 10.8 of this Agreement to that provision) shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Transaction Document or affecting the validity or enforceability of such provision in any other jurisdiction.

13.9. Headings. Section and paragraph headings in the Transaction Documents are included for the convenience of reference only and shall not constitute a part of the applicable Transaction Documents for any other purpose.

13.10. Dispute Resolution. The parties agree that the courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Agreement or any other Transaction Document. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change such venue.

13.11. Agent's Fee. At each Closing Date, the Company shall pay Thomson Kernaghan & Co. Limited a fee for its services as Agent (the "Agent's Fee") in an amount equal to ten percent (10%) of the aggregate principal amount of those Debentures sold by Company at such closing.

13.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same agreement.

13.13. Indemnity. The Company shall defend, protect, indemnify, and hold harmless the Agent and each Purchaser, and all of their respective officers, directors, employees, and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemniteees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other Transaction Document, or any other certificate, instrument, or document contemplated hereby or thereby; or (b) any breach of any covenant, agreement, or obligation of the Company contained in this Agreement or any other Transaction Document; or (c) the activities of the Company or any Subsidiary, each of their respective predecessors in interest or third parties with whom they or any of them have or had a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other person; or (d) any cause of action, suit, or claim brought or made against such Indemniteee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any Transaction Document, or any other instrument, document, or agreement executed pursuant hereto or thereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Debentures or from the exercise of the Warrants, or the status of the Agent or any Purchaser or holder of any of the Debentures, Warrants, Conversion Shares or Warrant Shares, or as a stockholder in the Company; provided, however, that the Company shall not be required to indemnify the Indemnitees to the extent that any Indemnified Liabilities are caused by or result from any material misrepresentation or breach of any material representation or warranty made by the Agent or any Purchaser in this Agreement, or by the breach of any covenant, agreement or obligation of the Agent in this Agreement or any of the other Transaction Documents or in any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. This indemnity shall survive termination of this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the Effective Date.


The Agent:

Thomson Kernaghan & Co. Ltd.


By:/s/       Michelle McKinnon
Title:       Agent
Date signed: July 20, 2000




The Company:


United States Antimony Corporation


By:/s/       John C. Lawerence
Title:       President
Date signed: July 20, 2000



     IN WITNESS WHEREOF, the undersigned Purchaser has caused this Agreement to be duly executed by a duly authorized representative.


Purchaser:

________________________________________


By _____________________________________
Name____________________________________
Title_____________________________________
Date signed_______________________________

EXHIBITS


Exhibits
Exhibit A     Debenture
Exhibit B     Purchasers Warrant
Exhibit C     Agent's Warrant
Exhibit D     Registration Rights Agreement
Exhibit E     Escrow Agreement
Exhibit F     Opinion of Company's Counsel
Exhibit G     Purchasers













































This Debenture, and the securities issuable upon the conversion hereof (collectively, the "Securities"), have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), nor have they been registered or qualified under the securities laws of any U.S. state or territory. This Debenture is being offered and sold pursuant to Regulation S of the U.S. Securities and Exchange Commission under the Act. The Securities, are "restricted securities" and may not be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. A Holder of any of the Securities may not engage in hedging transaction with regard to such securities unless in compliance with the Act.



US$ ....................     Debenture No. ...............


     UNITED STATES ANTIMONY CORPORATION

     10% Convertible Debenture Due June 30, 2002

          THIS DEBENTURE is one of a duly authorized issue of US$1,500,000 of 10% Convertible Debentures due June 30, 2003 (the "Debentures"), of eAutoclaims.com Corporation (the "Company"), a corporation duly organized and existing under the laws of the State of Nevada, designated as its 8% Convertible Debentures due June 30, 2003. This Debenture is issued pursuant to the Securities Purchase Agreement (the "Agreement") dated June __, 2000, among the Company, the Lenders named therein, and Thomson Kernaghan & Co. Limited as Agent (the" Agent"). Capitalized terms not defined in this Debenture shall have the meanings ascribed to them in the Agreement.

          FOR VALUE RECEIVED, the Company promises to pay to the order of
 .................................................... or other registered holder hereof (collectively, the "Holder"), the principal sum of
 ................................................................................
 . Dollars in lawful currency of the United States of America (US
$............................) on June 30, 2002 (the "Maturity Date"), and to
pay interest on the principal sum outstanding from time to time on the Maturity Date at the rate of Ten Percent (10%) per year accruing from the date of initial issuance. Subject to the provisions of paragraph 4 below, the principal of and interest on this Debenture are payable at the option of the Holder, in shares of the Company's Common Stock ("Common Stock"). The Company will pay the principal of and interest upon this Debenture to the Holder in immediately available funds, in care of the Agent, at the Agent's address, 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2, Canada, or at such other address as the Agent shall designate by written notice to the Company. The delivery of such funds to the Agent shall constitute a payment and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such payment.

          This Debenture is subject to the following additional provisions:

          1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

          2. This Debenture may be transferred only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws, pursuant to registration thereunder or exemption therefrom. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
          3. The Company is obligated to register the shares of Common Stock into which the principal and interest of this Debenture are convertible pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") entered into as of the Effective Date, among the Company, the Holder, other holders of Debentures and the Agent.

     4. The Holder is entitled, at its option, to convert at any time and from time to time beginning on the thirty-first (31st) day after the date hereof, all or any part of the principal amount of the Debenture, plus accrued interest, into shares of Common Stock ("Conversion Shares"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of Conversion Shares issuable shall be rounded to the nearest whole share. The price per share of Common Stock into which the principal of and interest on this Debenture is convertible (the "Conversion Price") shall be seventy-five percent (75%) of the average of the 3 lowest Closing Bid Prices of the Common Stock quoted by Bloomburg L.P. in the twenty (20) Trading Days immediately preceding (i) the Effective Date (which is Twenty Nine and One Eighth Cents (US$.29125)), or (ii) the Conversion Date, whichever is lower. The Holder may exercise its right to convert this Debenture by telecopying an executed and completed Notice of Conversion in the form annexed hereto as Exhibit A (a "Notice of Conversion") to the Company and sending the original by mail or overnight delivery service. Each Trading Day on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Within three Trading Days after a Conversion Date, the Company will transmit, or instruct its transfer agent to transmit, the certificates representing the Conversion Shares issuable upon conversion of this Debenture to the Holder by express overnight courier or by electronic transfer. If the Company fails to deliver the Conversion Shares within such three Trading Day period, the Holder shall be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. Notices of Conversion and any other notices given under this Debenture shall be delivered as follows:



               If to the Holder:
     c/o Thomson Kernaghan & Co. Ltd.
     365 Bay Street, Tenth Floor
     Toronto, Ontario M5H 2V2
     Attention: Ms. Michelle McKinnon
     Facsimile No. (416) 860-6355
          If to the Company:
     United States Antimony Corporation
     1250 Prospect Creek, P.O. Box 643
Thomson Falls, Montana 59873-0643
Attention: John Lawrence, President & CEO
     Facsimile No. (406) 827-3523


or to such other address as the Holder may specify.

If the Company does not deliver the Conversion Shares to the Escrow Holder prior to the expiration of five Trading Days after the Holder sends a Notice of Conversion, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                         Late Payment For Each $10,000
     No. Business Days Late          of the Debenture Being Converted

1                         $100
2                         $200
3                         $300
4                         $400
5                         $500
>5     $500 +$200 for each Business Day Late beyond 5 days from The Delivery
Date

     Nothing in this Debenture shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Common Stock to the holder. The Company shall not be liable for any damages resulting from the Escrow Holder's failure to deliver Warrant Shares to the Holder.

5. Any provision in this Debenture or any other document to the contrary not withstanding, the Holder shall not have the right or power to convert this Debenture into Common Stock, either in whole or in part, and any attempt to do so shall be void, if, after having given effect to such conversion, the Holder shall be or shall be deemed to be the beneficial owner of more than 9.9% of the then outstanding Common Stock within the meaning or for the purposes of
Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to convert this Debenture into Common Stock shall also be ineffective to the extent that the Company does not have sufficient authorized, unissued and unreserved shares of Common Stock to effectuate the converstion.

          6. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on, this Debenture at the time, place and rate, and in the coin or currency herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

          7. So long as any of the principal of or interest on this Debenture remains unpaid or unconverted, the Company shall not (i) merge or consolidate with any other entity; (ii) sell or otherwise dispose of a material portion of its assets (other than in the ordinary course of business); (iii) pay any dividend on its shares (including any dividend payable in Common Stock or other property); (iv) subdivide, split or otherwise increase the number of shares of Common Stock; or (v) issue any Common Stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for Common Stock or other equity securities, except for (a) securities of a Subsidiary that are issued to the Company; and (b) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities enumerated in this clause (v) with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

          8.  The following constitute an "Event of Default":

          a. The Company shall default in the payment of principal or interest on this Debenture; or

          b. Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or any other Transaction Document shall be false or misleading in any material respect at the time made; or

          c. The Company shall fail to timely perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture or any other Transaction Document; or

          d. The Company shall fail to deliver conversion Shares to the Escrow Holder as provided for in this Debenture or in the Escrow Agreement.

Then, or at any time thereafter, and in each and every case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

          8. This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Debenture is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Montana, then that provision shall be governed by and construed in accordance with the laws the State of Montana. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Debenture is entitled to recover reasonable attorney's fees.



     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated: ______________________________
United States Antimony Corporation


By
Name _______________________________
Title ________________________________
ATTEST:


___________________________________



           EXHIBIT "A"

     NOTICE OF CONVERSION

     (To be executed by the Registered Holder in order to Convert the Debenture)


TO: UNITED STATES ANTIMONY CORPORATION



     The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Debenture No. ______ into Shares of Common Stock of United States Antimony Corporation. according to the conditions hereof, as of the date written above.


Date of
Conversion


Applicable Conversion
Price


Signature

Name __________________________________________________________

Address:


































PURCHASER'S WARRANT

Warrant No. _______

This Warrant, and the securities issuable upon the exercise hereof (collectively, the "Securities"), have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), nor have they been registered or qualified under the securities laws of any U.S. state or territory. This Warrant is being offered and sold pursuant to Regulation S of the U.S. Securities and Exchange Commission under the Act. The Securities, are "restricted securities" and may not be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. A Holder of any of the Securities may not engage in hedging transaction with regard to such securities unless in compliance with the Act.



UNITED STATES ANTIMONY CORPORATION

     Warrant for the Purchase
     of Shares of Common Stock


July __, 2000     __________  Shares

FOR VALUE RECEIVED, United States Antimony Corporatioin., a Montana corporation (the "Company"), hereby certifies that ___________________ or other holder hereof (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time beginning on the date hereof, and ending at 5:00 pm, Toronto time, on the fifth anniversary of the date hereof (the "Exercise Period") __________ fully paid and nonassessable shares of common stock of the Company, par value $_____ per share (the "Common Stock") at the exercise price of $ ___________ (the "Exercise Price"). This Warrant is a Purchaser's Warrant described in and is being issued pursuant to an Agreement (the "Agreement") effective as of July 11, 2000, between the Company and Thomson Kernaghan & Co. Limited (the "Agent"). Capitalized terms not defined in this Warrant shall have the meanings ascribed to them in the Agreement.

For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

Section 1. Exercise of Warrant. (a) This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period or, if such day is not a Trading Day (as defined in the Agreement), then on the next succeeding Trading Day. The Holder may exercise this Warrant by telecopying an executed and completed Notice of Exercise in the form annexed hereto as Exhibit A (a "Notice of Exercise") to the Escrow Holder and the Company, and sending the original by mail or overnight delivery service to the Escrow Holder together with the Exercise Price. Each Trading Day on which a Notice of Exercise is telecopied to the Company in accordance with the provisions hereof shall be deemed an "Exercise Date." Notices given under this Warrant shall be delivered as required by the Escrow Agreement, and also delivered or telecopied as follows:


     If to the Holderor Escrow Holder:
     c/o Thomson Kernaghan & Co. Ltd.
     365 Bay Street, Tenth Floor
     Toronto, Ontario M5H 2V2
     Attention: Ms. Michelle McKinnon
     Facsimile No. (416) 860-6355

     If to the Company:
     United States Antimony Corporation
     1250 Prospect Creek, P.O. Box 643
     Thomson Falls, Montana 59873-0643
     Attention: John Lawrence, President & CEO
     Facsimile No. (406) 827-3523

or to such other address as the Holder may specify.

If the Company has not delivered the Warrant Shares to the Escrow Holder prior to the expiration of five Trading Days after the Holder send a Notice of Exercise, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                         Late Payment For Each $10,000
     No. Business Days Late          of the Warrant Exercise Price

1                         $100
2                         $200
3                         $300
4                         $400
5                         $500
>5     $500 +$200 for each Business Day Late beyond 5 days from The Delivery
Date

Nothing in this Warrant shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Warrant Shares to the Holder. The Company shall not be liablie for any damages resulting from the Escrow Holder's failure to deliver Warrant Shares to the Holder.

(b) The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

(c) Limitation on Right and Power to Exercise. Any provision in this Warrant, the Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Holder shall be or shall be deemed to be the beneficial owner of 10% or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to exercise the Warrant shall also be ineffective to the extent that the Company does not have sufficient authrozed, unissued and unreserved Common Stock to issue the Warrant Shares.

Section 2. Reservation of Shares. Subject to shareholder approval pursuant to Section 10.2.1 of the Agreement, the Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

Section 3. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

(i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

(ii) if the security is registered under the Exchange Act, the "Current Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the ten (10) consecutive Trading Days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than ten (10) consecutive Trading Days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such Trading Day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the Closing Bid Price on the primary exchange on which the Common Stock is then listed, on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the Closing Bid Price reported by Bloomburg LP on such day, (C) in th e case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the reported high bid on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Holder, or if there shall be no bid prices on such day, the high bid price, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (D) if there are no bid prices reported during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

Section 4.  Exchange, Transfer, Assignment or Loss of Warrant.

(a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

(b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

(c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

Section 5. Restrictions on Issuance of Securities. So long as this Warrant is outstanding, the Company will not issue, or permit any Subsidiary to issue, any common stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for common stock or other equity securities, except for (i) securities issued pursuant to the Securities Purchase Agreement (which includes Warrant Shares), (ii) securities of a Subsidiary that are issued to the Company; and (iii) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

Section 6. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 5.

Section 7. Transfer to Comply with the Securities Act. Neither this Warrant nor any of the Warrant Shares may be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. The Holder of this Warrant or any of the Warrant Shares may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

Section 8. Availability of Information. So long as any of this Warrant remains unexercised and this Warrant has not expired, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the Holder of this Warrant and the Holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 8 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

          Section 9. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") dated as of the Effective Date, among the Company, the Holder, other holders of Debentures and the Agent.

Section 10. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

Section 11. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

          Section 13. Notices. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, or to such other address as a party may specify by notice given in accordance with this paragraph and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


     If to the Holder or Escrow Holder:
     c/o Thomson Kernaghan & Co. Ltd.
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Mr. Gregg Badger, Sr. V.P.
     Facsimile No. (416) 860-6352

     If to the Company:
     United States Antimony Corporation
     1250 Prospect Creek, P.O. Box 643
     Thomson Falls, Montana 59873-0643
     Attention: John Lawrence, President & CEO
     Facsimile No. (406) 827-3523


          Section 14. Law Governing; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Warrant is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Montana, then that provision shall be governed by and construed in accordance with the laws the State of Montana. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Warrant is entitled to recover reasonable attorney's fees.


IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the day and year first above written.

United States Antimony Corporation


By      _____________________________
               President and CEO
Date Signed  _______________________

ATTEST:


______________________
     Secretary
      NOTICE OF EXERCISE

To: United States Antimony Corporation:

The undersigned irrevocably exercises this Warrant for the purchase of ____________________ shares (subject to adjustment) of Common Stock of United States Antimony Corporation (the "Company"): for this Warrant and agrees to make payment of $____________________ (the "Exercise Price") through the following method:

9     such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of the Company .

all at the Exercise Price and on the terms and conditions specified in this Warrant, and directs that the shares of Common Stock deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

The undersigned represents, warrants and certifies to the Company that the undersigned is not a U.S. Person (as defined in SEC Rule 902(k)_, and that this Warrant is not being exercissed on Behalf of a U.S. Person.

Date:  ________________, _______

___________________________________
(Signature of Owner)<F1>

___________________________________
(Street Address)

___________________________________
(City)     (State or Province)     (Postal Code)

___________________________________
(Country)



Securities and/or check to be issued to:



Name:



Street Address:



City, State and Zip Code:



1) The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:



Please insert social security or identifying number if U.S. citizen or resident:



Name:



Street Address:



City, State and Zip Code:

United States Antimony Corporation     Purchaser's Warrant

FORM OF ASSIGNMENT


FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:


Name of Assignee
Address of Assignee
Social Security or Other Identifying Number of Assignee
Number of Shares of Common Stock Assigned to Assignee



and does hereby irrevocably constitute and appoint ______________________ as the undersigned's attorney to make such transfer on the books of ______________________ United States Antimony Corporation maintained for that purpose, with full power of substitution in the premises.

Date:  ______________, ____

________________________________
(Signature of Owner)<F2>

________________________________
(Street Address)

________________________________
(City)               (State)   (Zip Code)



AGENT'S WARRANT

Warrant No. _______

This Warrant, and the securities issuable upon the exercise hereof (collectively, the "Securities"), have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), nor have they been registered or qualified under the securities laws of any U.S. state or territory. This Warrant is being offered and sold pursuant to Regulation S of the U.S. Securities and Exchange Commission under the Act. The Securities, are "restricted securities" and may not be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. A Holder of any of the Securities may not engage in hedging transaction with regard to such securities unless in compliance with the Act.



UNITED STATES ANTIMONY CORPORATION

     Warrant for the Purchase
     of Shares of Common Stock


July __, 2000     __________  Shares

FOR VALUE RECEIVED, United States Antimony Corporatioin., a Montana

<F2>1(1)     The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.
corporation (the "Company"), hereby certifies that ___________________ or other holder hereof (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time beginning on the date hereof, and ending at 5:00 pm, Toronto time, on the fifth anniversary of the date hereof (the "Exercise Period") __________ fully paid and nonassessable shares of common stock of the Company, par value $_____ per share (the "Common Stock") at the exercise price of $ ___________ (the "Exercise Price"). This Warrant is the Agent's Warrant described in and is being issued pursuant to an Agreement (the "Agreement") effective as of July 11, 2000, between the Company and Thomson Kernaghan & Co. Limited (the "Agent"). Capitalized terms not defined in this Warrant shall have the meanings ascribed to them in the Agreement.

For purposes of this Warrant, "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise all references to Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to Section 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

Section 1. Exercise of Warrant. (a) This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period or, if such day is not a Trading Day (as defined in the Agreement), then on the next succeeding Trading Day. The Holder may exercise this Warrant by telecopying an executed and completed Notice of Exercise in the form annexed hereto as Exhibit A (a "Notice of Exercise") to the Escrow Holder and Escrow Holder, and sending the original by mail or overnight delivery service to the Escrow Holder together with the Exercise Price. Each Trading Day on which a Notice of Exercise is telecopied to the Company in accordance with the provisions hereof shall be deemed an "Exercise Date." Notices given under this Warrant shall be delivered as required by the Escrow Agreement, and also delivered or telecopied as follows:


     If to the Holder or Escrow Holder:
     c/o Thomson Kernaghan & Co. Ltd.
     365 Bay Street, Tenth Floor
     Toronto, Ontario M5H 2V2
     Attention: Ms. Michelle McKinnon
     Facsimile No. (416) 860-6355

     If to the Company:
     United States Antimony Corporation
     1250 Prospect Creek, P.O. Box 643
     Thomson Falls, Montana 59873-0643
     Attention: John Lawrence, President & CEO
     Facsimile No. (406) 827-3523

or to such other address as the Holder may specify.

If the Company has not delivered the Warrant Shares to the Escrow Holder prior to the expiration of five Trading Days after the Holder send a Notice of Exercise, the, in addition to all other remedies the Holder may have, the Company shall pay to the Holder, on demand and in immediately available funds, as liquidated damages for such failure and not as a penalty, the amounts stated in the following schedule, which liquidated damages shall begin to accrue on the sixth Trading Day after the Conversion Date.

                         Late Payment For Each $10,000
     No. Business Days Late          of the Warrant Exercise Price

1                         $100
2                         $200
3                         $300
4                         $400
5                         $500
>5     $500 +$200 for each Business Day Late beyond 5 days from The Delivery
Date

Nothing in this Warrant shall limit the holder's right to seek specific performance of the Company's obligations hereunder and other remedies and damages for the Company's actions or inactions resulting in the transfer agent's failure to issue and deliver the Warrant Shares to the Holder. The Company shall not be liablie for any damages resulting from the Escrow Holder's failure to deliver Warrant Shares to the Holder.

(b) The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

(c) Limitation on Right and Power to Exercise. Any provision in this Warrant, the Agreement or any other document to the contrary not withstanding, the Holder shall not have the right or power to exercise this warrant, either in whole or in part, if, and any attempt to do so shall be void, after having given effect to such exercise, the Holder shall be or shall be deemed to be the beneficial owner of 10% or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the U.S. Securities Exchange Act of 1934, as amended, or as the term "beneficial owner" is defined in Rule 13d-3 of the U.S. Securities and Exchange Commission or otherwise. Any attempt to exercise the Warrant shall also be ineffective to the extent that the Company does not have sufficient authrozed, unissued and unreserved Common Stock to issue the Warrant Shares.

Section 2. Reservation of Shares. Subject to shareholder approval pursuant to Section 10.2.1 of the Agreement, the Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

Section 3. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 4, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value (as hereinafter defined) per share of Common Stock multiplied by such fraction computed to the nearest whole cent. For the purposes of any computation under this Warrant, the Current Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date herein specified shall be:

(i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the "Current Market Value" per share of the security shall be determined in good faith by the Board of Directors of the Company, or

(ii) if the security is registered under the Exchange Act, the "Current Market Value" per share of the security shall be deemed to be the average of the daily market prices of the security for the ten (10) consecutive trading Days immediately preceding the day as of which Current Market Value is being determined or, if the security has been registered under the Exchange Act for less than ten (10) consecutive Trading Days before such date, then the average of the daily market prices for all of the Trading Days before such date for which daily market prices are available. The market price for each such Trading Day shall be: (A) in the case of a security listed or admitted to trading on any securities exchange, the Closing Bid Price on the primary exchange on which the Common Stock is then listed, on such day, (B) in the case of a security not then listed or admitted to trading on any securities exchange, the Closing Bid Price reported by Bloomburg LP on such day, (C) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the reported high bid on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Holder, or if there shall be no bid prices on such day, the high bid price, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (D) if there are no bid prices reported during the 10 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

Section 4.  Exchange, Transfer, Assignment or Loss of Warrant.

(a) This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent or warrant agent, if any, for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

(b) This Warrant may be divided or combined by the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

(c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

Section 5. Restrictions on Issuance of Securities. So long as this Warrant is outstanding, the Company will not issue, or permit any Subsidiary to issue, any common stock or other equity securities, or any other stock, option, warrant, right or other instrument that is convertible into or exercisable or exchangeable for common stock or other equity securities, except for (i) securities issued pursuant to the Securities Purchase Agreement (which includes Warrant Shares), (ii) securities of a Subsidiary that are issued to the Company; and (iii) securities sold and options granted to directors, officers and employees of the Company pursuant to bona fide employee benefit plans; provided, however, that the Company may issue such securities with the prior written consent of the Holder, which consent the Holder agrees not to unreasonably withhold.

Section 6. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 5.

Section 7. Transfer to Comply with the Securities Act. Neither this Warrant nor any of the Warrant Shares may be offered or sold in the United States or to a U.S. Person (as defined in Regulation S) unless pursuant to an effective registration statement under the Act, or pursuant to Regulation S, or pursuant to other available exemptions from the registration requirements of the Act. The Holder of this Warrant or any of the Warrant Shares may not engage in hedging transaction with regard to such securities unless in compliance with the Act.

Section 8. Availability of Information. So long as any of this Warrant remains unexercised and this Warrant has not expired, the Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the Holder of this Warrant and the Holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 8 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise. The Company shall also provide to holders of this Warrant the same information that it provides to holders of its Common Stock.

          Section 9. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") dated as of the Effective Date, among the Company, the Holder, other holders of Debentures and the Agent.

Section 10. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

Section 11. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

          Section 13. Notices. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, or to such other address as a party may specify by notice given in accordance with this paragraph and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


     If to the Holder or Escrow Holder:
     c/o Thomson Kernaghan & Co. Ltd.
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Mr. Gregg Badger, Sr. V.P.
     Facsimile No. (416) 860-6352
     If to the Company:
     United States Antimony Corporation
     1250 Prospect Creek, P.O. Box 643
Thomson Falls, Montana 59873-0643
Attention: John Lawrence, President & CEO
     Facsimile No. (406) 827-3523


          Section 14. Law Governing; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, provided however, that if any provision of this Warrant is unenforceable under the laws of Ontario but is enforceable under the laws of the U.S. State of Montana, then that provision shall be governed by and construed in accordance with the laws the State of Montana. The courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Debenture. The Company and the Holder irrevocably consent to such jurisdiction and venue, and irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action or proceeding to enforce or construe this Warrant is entitled to recover reasonable attorney's fees.


IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the day and year first above written.

United States Antimony Corporation


By      _____________________________
               President and CEO
Date Signed  _______________________

ATTEST:


______________________
     Secretary
      NOTICE OF EXERCISE

To: United States Antimony Corporation:

The undersigned irrevocably exercises this Warrant for the purchase of ____________________ shares (subject to adjustment) of Common Stock of United States Antimony Corporation (the "Company"): for this Warrant and agrees to make payment of $____________________ (the "Exercise Price") through the following method:

9     such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of the Company .

all at the Exercise Price and on the terms and conditions specified in this Warrant, and directs that the shares of Common Stock deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:  ________________, _______

___________________________________
(Signature of Owner)<F3>

___________________________________
(Street Address)

___________________________________
(City)     (State or Province)     (Postal Code)

___________________________________
(Country)



Securities and/or check to be issued to:



Please insert social security or identifying number if U.S. citizen or resident:



Name:



Street Address:



City, State and Zip Code:


<F3>1()     The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:



Please insert social security or identifying number if U.S. citizen or resident:



Name:



Street Address:



City, State and Zip Code:

FORM OF ASSIGNMENT


FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:


Name of Assignee
Address of Assignee
Social Security or Other Identifying Number of Assignee
Number of Shares of Common Stock Assigned to Assignee


and does hereby irrevocably constitute and appoint ______________________ as the undersigned's attorney to make such transfer on the books of ______________________ United States Antimony Corporation maintained for that purpose, with full power of substitution in the premises.

Date:  ______________, ____

________________________________


________________________________
(Street Address)

________________________________
(City)               (State)   (Zip Code)
















     REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is made and entered into as of July 11, 2000 (the "Effective Date"), by and among United States Antimony Corporation, a Montana corporation (the "Company") and Thomson Kernaghan & Co. Limited (the "Agent"), pursuant to that certain Agreement (the "Agreement") of even date herewith between the Company and the Agent.

     Preliminary Statements

          In connection with the consummation of the transactions contemplated by the Agreement, the Company has agreed, upon the terms and subject to the conditions of the Agreement, to issue and sell to the Agent for the benefit of certain Purchasers, which may include the Agent, up to $1,500,000 in principal amount of the Company's 10% convertible Debentures Due June 30, 2002 (the "Debentures"). At any time beginning 30 days after the Closing Date and prior to their respective payment in full, all or any part of the principal and interest of each Debenture may, at the option of the Holder, be converted into shares (the "Conversion Shares') of the Company's Common Stock , $.01 par value per share, at a price per share equal to seventy five percent (75%) of the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding (i) the Effective Date, and (ii) the Conversion Date, whichever is lower.

     The Company has also agreed, upon the terms and subject to the conditions of the Agreement, to issue to the Agent, for the pro rata benefit of the Purchasers, a Warrant (the "Purchaser's Warrant") to purchase the number of shares of Common Stock (the Purchaser's Warrant Shares") determined by multiplying .25 by the face amount of Debentures being sold at such Closing Date and dividing the resulting figure by the Closing Bid Price on the Trading Day immediately preceding the Effective Date; at a price per share equal to

1(1)     The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.
the Closing Bid Price on the Trading Day immediately preceding the Effective Date, and (ii) to issue to the Agent a Warrant (the "Agent's Warrant") to purchase the number of shares of Common Stock (the "Agent's Warrant Shares") determined by dividing $375,000 by the Closing Bid Price on the Trading Day immediately preceding the Effective Date.

     To induce the Agent to execute and deliver the Purchase Agreement, the Company has agreed, pursuant to the terms and conditions of this Registration Rights Agreement, to provide certain registration rights with respect to the Common Shares, the Conversion Shares and the Warrant Shares.

     Agreement

     In consideration of the foregoing, the mutual covenants and conditions set forth in this Registration Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to become legally bound, hereby agree as follows:

     ARTICLE I
     DEFINITIONS

     As used in this Registration Rights Agreement, the following terms shall have the following respective meanings:

     "Agent" shall mean Thomson Kernaghan & Co. Limited.

     "Agent's Warrant" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

     "Agent's Warrant Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

     "Agreement" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

     "Company" shall mean United States Antimony Corporation..

     "Conversion Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

     "Debentures" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

     "Effective Date" shall have the meaning ascribed to such term in the Preliminary Statements to this Registration Rights Agreement.

     "Filing Deadline" shall have the meaning ascribed to such term in Section
2.1 of this Registration Rights Agreement.

     "Holder" or "Holders" shall mean (a) each Purchaser, to the extent that the Purchaser holds Registrable Securities, (b) the Agent, to the extent that the Agent holds Registrable Securities, and (c) any Person holding Registrable Securities as a transferee of a Purchaser or the Agent (directly or indirectly, including subsequent transfers).

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission one or more registration statements covering Registrable Securities in compliance with the Securities Act that is declared or ordered effective by the Commission.

     "Registrable Securities" shall mean the Conversion Shares, the Purchaser's Warrant Shares and the Agent's Warrant Shares, and any shares of capital stock issued or issuable with respect to the Securities, the Purchaser's Warrant Shares or the Agent's Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event; provided, however, that such securities shall cease to be Registrable Securities when (a) a registration statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to the registration statement,
(b) such securities are distributed to the public pursuant to Rule 144(k) (or any successor provisions) promulgated under the Securities Act or (c) such securities shall have ceased to be outstanding.

     "Registration Deadline" shall have the meaning ascribed to such term in
Section 2.1 of this Registration Rights Agreement.

     "Registration Expenses" shall mean all expenses incurred in order to comply with Article II hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one (1) counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding the compensation of regular employees of the Company (which shall be paid in any event by the Company) and excluding Selling Expenses.

     "Registration Rights Agreement" shall mean this Registration Rights Agreement, made and entered into as of July 11, 2000, by and between the Company and the Agent.

     "Restricted Securities" shall mean Registrable Securities that are "restricted securities" as defined in Rule 144 under the Securities Act.

     "Securities" shall mean the Debentures, the Warrants, the Conversion Shares and the Warrant Shares.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions incurred in connection with the sale of securities pursuant to a registration effected hereunder.

     "Warrant Shares" shall mean the Purchaser's Warrant Shares and the Agent's Warrant Shares.

     Capitalized terms used in this Registration Rights Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

     ARTICLE II
     REGISTRATION RIGHTS

     Section 2.1     Mandatory Registration.

     (a) The Company shall prepare and file with the Commission within sixty (60) days from the Initial Closing Date (the "Filing Deadline") a registration statement (the "Registration Statement") on Form S-3, if the Company is eligible to use that form, otherwise on Form SB-2 or Form S-1, covering (i) the issuance of the Conversion Shares and the Warrant Shares, and
(ii) the resale of all of the Registrable Securities. The Registration Statement shall initially register for resale the lesser of the number of authorized, unissued and unreserved shares of Common Stock or the sum of 150% of the Conversion Shares, calculated by assuming that the Initial Closing Date is the Conversion Date, plus 100% of the Warrant Shares. The Company shall use its best efforts, including calling shareholders' meetings for such purpose, to ensure that it has sufficient shares of authorized, unissued and reserved Common Stock available to register all of the Registrable Securities. The Company shall use its best efforts to have the registration statement declared effective by the Commission within one hundred and twenty (120) days after the Closing Date (the "Registration Deadline") as to the number of Registraable Securities then authorized, unissued annd unreserved. The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the Commission. The Company shall amend the registration statement to include additional Registrable Securities promptly following authorization of additional shares of Common Stock pursuant to the Agreement, and shall keep the registration statement current and effective for a period of at least ninety (90) days after (x) all of the Debentures shall have been converted into Conversion Shares or paid and (y) the Agent's Warrant and the Agent's Warrant shall have been fully exercised or expired.

(b) If the Company has not filed a Registration Statement with respect to the number of then authorized, unissued and unreserved Registrable Securities by the Filing Deadline, the Company shall pay the Agent liquidated damages per day equal to two percent (2%) per month of the unpaid principal amount of all issued Debentures outstanding on the date of such Filing Deadline plus two percent (2%) per month of the aggregate exercise price of all issued Purchasers'Warrants and Agent's Warrants, for each day after the Filing Deadline until the Company files a Registration Statement.

(c) If a Registration Statement with respect to the Registrable Securities is not effective on any day after the Registration Deadline, the Company shall pay the Agent liquidated damages per day equal to two percent (2%) per month of the unpaid principal amount of all issued Debentures outstanding on the date of such Registration Deadline, plus two percent (2%) per month of the aggregate exercise price of all issued Purchasers' Warrants and Agent's Warrants, for each day after the Registration Deadline that the Registration Statement is not effective.

     Section 2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 shall be borne by the Company; and all Selling Expenses in connection with such registration, qualification or compliance shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

     Section 2.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Article II, the Company will keep the Agent advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

     (a) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (b) furnish to the Agent such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as the Agnet may reasonably request (including a conformed copy of the registration statement filed with the Commission and any amendments thereto and an original executed underwriting agreement entered into in connection with such registration) in order to facilitate the disposition of Registrable Securities owned by the Holders;

     (c) use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Agent, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

     (e) notify the Agent at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (f) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article II, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with registration pursuant to this Article II, if such securities are being sold through underwriters, or on the date that the registration statement with respect to such securities becomes effective, if such securities are not being sold through underwriters, (i) a copy of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters of the Company, and (ii) a copy of any letter, dated such date, from the independent accountants of the Company, addressed to the underwriters of the Company.

     Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 2.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of a supplemented or amended prospectus and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause (a) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 2.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of a supplemented or amended prospectus.

     Section 2.4     Indemnification.

     (a) The Company will indemnify each Holder, each Holder's officers, directors and partners, and each Person controlling such Holder (collectively, "Holder's Parties"), participating in any registration, qualification, or compliance effected pursuant to this Article II with respect to Registrable Securities held by such Holder and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder's Parties each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by such Holder's Parties or underwriter or Person controlling such underwriter specifically for use in the preparation thereof.

     (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company securities covered by such a registration statement, and each Person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, Persons, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with the written information furnished to the Company by such Holder specifically for use in the preparation thereof, or (ii) any violation by any such Holder of any federal, state or common law rule or regulation applicable to such Holder in connection with the distribution of securities pursuant to a registration statement, and will reimburse the Company, such directors, officers, Persons, underwriters or control Persons for any legal any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the aggregate proceeds received by such Holder in such offering.

     (c)     Each party entitled to indemnification under this Section 2.4
(the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified
Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying
Party shall bear the expense of such defense of one counsel representing the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not rel ieve the Indemnifying Party of its obligations under this Section 2.4, except to the extent such failure to give notice shall materially and adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)     (i)     If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party hereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunities to correct or prevent such statement or omission.

     (ii) The parties agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the claims, losses, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

     (iii) No Holder that is a seller of Registrable Securities covered by such registration statement or Person controlling such seller other than the Company shall be obligated to make contribution hereunder that in the aggregate exceeds the total public offering price of the Registrable Securities sold by such Holder, less the aggregate amount of any damages that such Holder and its controlling Persons have otherwise been required to pay pursuant to this Section 2.4. The obligations of such Holders to contribute are several in proportion to their respective ownership of the securities covered by such registration statement and not joint.

     (iv) The indemnity and contribution provided herein shall be in addition to, and not in lieu of, any other liability that one party may have to another.

     Section 2.5 Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.

     Section 2.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

     (a) use its best efforts to facilitate the sale of the Restricted Securities to the public without registration under the Securities Act, pursuant to Rule 144 under the Securities Act;

     (b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public;

     (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (d) so long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the public information requirements of said Rule 144, and the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     Section 2.7 Transfer of Registration Rights. The rights granted under this Article II may be assigned or otherwise conveyed by any Holder of Registrable Securities to any transferee, subject to compliance with all applicable securities laws and regulations.

     Section 2.8 Certain Limitations in Connection with Future Grants of Registration Rights.

     From and after the date of this Registration Rights Agreement, without the prior written consent of the Holders of a majority of the Registrable Securities, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights that would be superior to those granted to Holders pursuant to Section 2.1.

     Section 2.9 Restrictions on Market Manipulation. In the event any shares of Common Stock are offered or sold by any Holder in a registration, each such Holder will:

     (a) advise the Company in writing of any offer, sale or other disposition by it of any Common Stock in any manner other than as set forth in the registration statement or any prospectus included therein on or for the 30-day period prior to the filing of such registration statement until the distribution under the registration statement has been completed;

     (b) not effect any stabilization activity in connection with the Company's Common Stock;

     (c) not bid or purchase, for any account in which it has a beneficial interest, any Common Stock except as may be permitted pursuant to Rule 10b-6 under the Exchange Act (if applicable);

     (d) not until it has sold all of such shares of Common Stock, attempt to induce any Person to purchase any Common Stock except as may be permitted pursuant to Rule 10b-6; and

     (e) not until it has sold all such shares of Common Stock, pay any compensation for soliciting another to purchase any securities of the Company, except as may be permitted pursuant to Rule 10b-6.

     ARTICLE III
     MISCELLANEOUS

     Section 3.1 Governing Law; Jurisdiction and Venue. This Registration Rights Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario, Canada; provided, however, that if any provision of this Registration Rights Agreement is unenforceable under the laws of the Province of Ontario , but is enforceable under the laws of the State of Montana, then such provision shall be governed by and interpreted in accordance with the laws of the State of Montana. The parties agree that the courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Registration Rights Agreement or any other Transaction Document. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change venue.

     Section 3.2 Successors and Assignees. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors and administrators (as the case may be) of the parties hereto.

     Section 3.3 Entire Agreement. This Registration Rights Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     Section 3.4 Notices, etc. All notices given under this Registration Rights Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


     If to the Agent or the Escrow Holder:
     Thomson Kernaghan & Co. Ltd.
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Ms. Michelle McKinnon
     Facsimile No. (416) 860-6355

     If to the Company:
     United States Antimony Corporation
     1250 Prospect Creek, P.O. Box 643
     Thompson Falls, Montana 59873-0643
     Attention: John Lawrence, President & CEO
     Facsimile No. (406) 827-3523


     If to the Purchasers
     c/o Thomson Kernaghan & Co. Ltd.
          as Agent
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Ms. Michelle McKinnon
     Facsimile No. (416) 860-6355

     With a copy (that does not constitute
     notice) to:
     Hawley Troxell Ennis & Hawley LLP
     Attn: Gary D. Babbitt
     P.O. Box 1617
     Boise, Idaho 83701
     Facasimile No. (203) 342-3829


 In either case, with a copy (that does not constitute notice) to:
     John M. Mann
     Attorney at Law
     1330 Post Oak Boulevard, Suite 2800
     Houston, Texas 77056-3060
     Facsimile No. (713) 622-7185

     Section 3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Registration Rights Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereunder occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Registration Rights Agreement or any waiver on the part of any Holder of any provisions or conditions of this Registration Rights Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Registration Rights Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

     Section 3.6 Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

     Section 3.7 Severability. In the event any provision of this Registration Rights Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 3.8 Amendments. The provisions of this Registration Rights Agreement may be amended at any time and from time to time, and particular provisions of this Registration Rights Agreement may be waived, with and only with, an agreement or consent in writing signed by the Company and by the Holders of a majority of the Registrable Securities voting as a single class.

     The parties have executed this Registration Rights Agreement as of the date first written above.






United States Antimony Corporation and Thomson Kernaghan & Co. Ltd     Escrow
Agreement


          -15-

The Agent:

Thomson Kernaghan & Co. Ltd.


By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________
The Company:

United States Antimony Corporation


By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________


















Escrow Agreement

1.  Parties

1.1. This Escrow Agreement (this " Escrow Agreement") is made and entered into effective as of July 11, 2000 (the "Effective Date"), by and between United States Antimony Corporation (the "Company") and Thomson Kernaghan & Co. Limited as escrow holder (the "Escrow Holder").

2.  Recitals.

2.1. This Escrow Agreement is made with reference to the following facts and circumstances:

(a) The Company and Thomson Jernigan & Co. Limited, as Agent, are entering into an Agreement effective as of July 11, 2000 (the "Agreement"), pursuant to which the Company will issue to the Agent up to an aggregate of US$1,500,000 of debentures (the "Debentures"). The Debentures are convertible, at the option of the holder or holders thereof, into shares of the Company=s common stock, $0. 01 par value ("Common Stock"). Under the terms of the Agreement, the Company has agreed to issue and deliver to the Agent a Purchaser's Warrant and an Agent's Warrant (collectively, the "Warrants"). The shares of Common Stock into which the Debentures are convertible are referred to as the "Conversion Shares." The shares of Common Stock underlying the Warrants are referred to as the "Warrant Shares." The Conversion Shares and the Warrant Shares are issuable in such amounts and upon the terms set forth in the Agreement. Capitalized terms used but not defined in this Escrow Agreement shall have the meanings ascribed to them in the Agreement.

(b) Under the terms of a Registration Rights Agreement between the Company and the Agent, the Company has agreed to file a registration statement (the "Registration Statement") under the United States Securities Act of 1933 as Amended (the "Securities Act"), for the purpose of registering the issuance and resale of the Conversion Shares and the Warrant Shares.

     (c) Under the terms of the Agreement, the Company has agreed to execute this Escrow Agreement with the Escrow Holder, to issue certificates for the Conversion Shares (the "Conversion Shares Certificates") and the Warrant Shares (the "Warrant Shares Certificates"), registered in the name of the Escrow Holder, and to deliver those certificates to the Escrow Holder pursuant to the terms of this Escrow Agreement.

2.1. In consideration of the premises, and in order to establish the escrow for the Conversion Shares and the Warrant Shares required by the Agreement, the Company is entering into this Escrow Agreement with the Escrow Holder.

3.  Escrow

3.1. Contemporaneously with the execution of this Escrow Agreement, the Company shall issue and deliver to the Escrow Holder, to the extent that the Company has authorized shares available, a certificate for the Conversion Shares and Warrant Shares underlying the Initial Debentures and the Warrants. Prior to any additional sale of Debentures, the Company shall have obtained its shareholders' consent to authorize, and shall have delivered to the Escrow Holder, all of the Conversion Shares and Warrant Shares required by the Agreement. Prior to each additional sale of Debentures, the Company shall, if necessary, issue and deliver to the Escrow Holder a certificate for such additional Conversion Shares as may be necessary to ensure that the appropriate number of Conversion Shares underlying the Debentures have been issued and delivered to the Escrow Holder.

3.2. All certificates for Conversion Shares and Warrant Shares delivered to the Escrow Holder shall be registered in the name of Thomson Kernaghan & Co. Ltd.. Until such time as the registration statement covering the Conversion Shares and the Warrant shares is effective, the certificates shall bear a legend indicating that they have been issued in a transaction that is exempt from the registration requirements of the Securities Act, and may not be transferred except pursuant to registration under the Securities Act or an exemption from such registration. Except for such legend, the Common Stock underlying the Purchasers= Warrants and the Agent=s Warrant shall be free and clear of any legends, liens, claims, stop orders or other restrictions.

3.3. Not later than the third Business Day following the effective date of the Registration Statement, the Company shall cause the Common Stock underlying the Purchasers= Warrants and the Agent=s Warrant to be registered in Agent=s street name, in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

3.4. All Conversion Shares and Warrant Shares deposited by the Company after the effective date of the Registration Statement shall be registered in the street name of Thomson Kernaghan & Co. Ltd., in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

4. Release of Conversion Shares and Warrant Shares

4.1. Upon receipt of a Conversion Notice, the Escrow Holder shall promptly (and in any event within three business days) release the number of Conversion Shares specified in the Conversion Notice to the person specified therein. If all of the unpaid principal of and interest on the Debenture is being converted; then the Escrow Holder shall endorse the Debenture as paid in full, and transmit the Debenture, so endorsed, and the Conversion Notice, to the Company. If the conversion is for less than all of the unpaid principal of and interest on the Debenture, the Escrow Holder shall endorse upon the Debenture the amount of principal thereof and interest thereon that is being converted, and transmit a copy of the Debenture, so endorsed, and the Conversion Notice, to the Company.

4.2. Upon receipt of a Warrant, together with an executed Purchase Form and the Exercise Price for the number of Warrant Shares specified therein, the Escrow Holder shall promptly (and in any event within three business days (i) release the number of Warrant Shares specified in the Purchase Form to the person specified therein; (ii) transmit a copy of the Warrant and Purchase Form to the Company; and (ii) disburse the Exercise Price for such Warrant Shares to the Company, either by check or wire transfer as the Company shall specify by written instructions

United States Antimony Corporation and Thomson Kernaghan & Co. Ltd     Escrow
Agreement

          -17-

to the Escrow Holder. Promptly upon the written request of the Escrow Holder, the Company shall issue replacement Warrants and deliver them to the Escrow Holder, upon any partial exercise of a Warrant ,or upon the transfer of a Warrant or any interest therein.

5.  Termination and Resignation

5.1. This Escrow Agreement, unless sooner terminated, shall terminate on the date on which all of the Debentures have been redeemed or converted, and all of the Warrants have been exercised or expired.

5.2. The Escrow Holder may resign as such at any time, without liability therefor, by giving the Company and the Agent not less than 10 days prior written notice of its election to do so. In the event of the Escrow Holder=s resignation, the Company shall promptly appoint a successor Escrow Holder acceptable to the Agent.

6.  Limitation on the Escrow Holder=s Liability; Indemnification.

6.1. The Escrow Holder shall not be liable to the Company, to any Debenture holder, to any Warrant holder, or to any other person or entity for any action taken or omitted by it, except for the Escrow Holder=s own gross negligence or willful misconduct. Without limiting the generality of the foregoing:

(a) The Escrow Holder may rely upon, and shall be protected in acting or refraining from acting in reliance upon, any notice, certificate, instrument, request, paper or other document believed by it to be genuine and made, sent, signed or presented by the Company, any Debenture holder, any Warrant holder, or any other person or entity.

(b) The Escrow Holder shall not be responsible or liable for the genuineness, validity or sufficiency of any Debenture, Warrant, stock certificate, notice or other instrument delivered to it, including without limitation the genuineness of any signature thereon, or of the identity or authority of any person executing or delivering the same.

6.2. The Escrow Holder shall not be obligated to take any action to defend or enforce this Escrow Agreement, or to appear in, prosecute or defend any action or legal proceeding, or to file any income or other tax return that, in the Escrow Holder=s opinion, would or might involve any cost, expense, loss or liability, unless, and as often as required by it, the Company shall furnish it with security and indemnity satisfactory to it against all such cost, expense, loss and liability.

6.3. The Escrow Holder shall not be responsible for the validity or enforceability of any provision of this Escrow Agreement, or for the execution thereof by the Company, or for the truth or accuracy of any recitals or other statements of fact contained in this Escrow Agreement.

6.4. The Escrow Holder is not, and shall not be deemed for any purpose to be, a fiduciary under this Escrow Agreement or otherwise, for the Company, for any Debenture holder, for any Warrant holder, or for any other person or entity.

6.5. Except for matters for which the Escrow Holder is liable to the Company under paragraph 6.1 of this Escrow Agreement, the Company hereby agrees to defend and indemnify the Escrow Holder and its shareholders, directors, officers, employees and agents, and to hold each of them harmless from and against any and all judgments, awards, orders, damages, claims, demands, liability, penalties, costs, and expenses (including attorney fees and court or arbitration costs) of any nature whatsoever, directly or indirectly arising out of or relating to this Escrow Agreement, or any act or omission of the Escrow Holder hereunder. This indemnity shall survive termination of this Escrow Agreement.

7.  Miscellaneous Provisions.


Surgical Safety Products, Inc., and Thomson Kernaghan & Co. Ltd     Escrow
Agreement


          -18-
7.1. No amendment, modification, termination, or waiver of any provision of this Escrow Agreement, nor consent to any departure by the Company from any of its provisions, shall in any event be effective unless the same shall be in writing and signed by the Escrow Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7.2. All notices given under this Escrow Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient=s time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


If to the Agent or Escrow Holder:
Thomson Kernaghan & Co. Ltd.
365 Bay Street
Toronto, Ontario M5H 2V2
Attention: Mark E. Valentine, Chairman
Facsimile No. (416)  860-6140

     If to the Company:
     United States Antimony Corporation
     1250 Prospect Creek, P.O. Box 643
     Thompson Falls, Montana 59873-0643
Attention: John Lawrence, President & CEO
Facsimile No. (406) 827-3523
With a copy (that does not constitute
notice) to:
John M. Mann
Attorney at Law
1330 Post Oak Boulevard, Suite 2800
Houston, Texas 77056-3060
Facsimile No. (713) 622-7185
With a copy (that does not constitute
notice) to:
Hawley Troxell Ennis & Hawley LLP
Attorneys and Counselors
877 Main Street, Suite 1000
Boise, Idaho 83 702
Attention: Gary D. Babbitt

7.3. No failure or delay on the part of the Escrow Holder in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

7.4. This Escrow Agreement shall be binding upon and inure to the benefit of the Company and the Escrow Holder, and their respective successors and assigns, except that the Company may not assign or transfer any of its r rights under this Escrow Agreement without the prior written consent of the Escrow Holder.

7.5 The Company agrees to pay on demand all costs and expenses incurred by the Escrow Holder in connection with the preparation, execution, delivery, filing, and administration of this Escrow Agreement, and of any amendment, modification, or supplement hereto, including, without limitation, the fees and out-of-pocket expenses of counsel for the Escrow Holder incurred in connection with advising the Escrow Holder as to its rights and responsibilities hereunder. The Company also agrees to pay all such costs and expenses, including court costs, incurred in connection with enforcement of this Escrow Agreement, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the issuance, transfer and deliver of any Warrant or Warrant Shares, and agrees to hold the Escrow Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Escrow Agreement.

7.6. This Escrow Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Escrow Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Montana, then Montana law shall govern the construction and enforcement of that provision.



                    -19-

United States Antimony and Thomson Kernaghan & Co. Limited     Agreement



                    -19-
7.7. The parties agree that the courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Agreement or any other Transaction Document. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change such venue.


 IN WITNESS WHEREOF, the Company and the Escrow Holder have executed this Escrow Agreement as of the Effective Date.



The Escrow Holder:

Thomson Kernaghan & Co. Limited


By _________________________________
Name ______________________________
Title _______________________________
Date signed _________________________
The  Company:

United States Antimony Corporation


By _________________________________
Name ______________________________
Title _______________________________
Date signed _________________________

                 SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS


This Settlement Agreement and Release of All Claims (Agreement), is entered into by, between, and among United States Antimony company, a Montana Corporation ("USAC") and the Estate of Bobby C Hamilton, by and through its personal representative, Jack D. McCormick, 2001 Borealis Drive, Anchorage, AK 99503 (Hamilton)

Whereas, Hamilton has conducted a thorough analysis of the current operations of USAC and has determined USAC&WP1-9;s financial situation is such that the existing debt structure owed by USAC to Hamilton could potentially interfere with USAC&WP1-9;s future reclamation program at the Preacher&WP1-9;s Cove Mill Site on the Yankee Fork of the Salmon River in Custer County Idaho and the Yellow Jacket Mine and Mill in Lemhi County, Idaho ("Reclamation Sites"), and, based upon advice from an independent CPA that providing relief from a portion of the indebtedness owed by USAC to Hamilton would significantly improve USACs ability to meet the financial obligations required for future reclamation work, Hamilton has, in consideration of assisting USAC in meeting its reclamation obligations and for indemnification by USAC to Hamilton and Hamilton&WP1-9;s successors for environmental liabilities associated with past mining operations; and

Whereas Hamilton, as part of this Agreement, will void the note owed by USAC to Hamilton and convey the common stock owned by Hamilton as directed by USAC in escrow instructions supplied by USAC, the parties have agreed as follows

                                 AGREEMENT

Inconsideration of the mutual covenants, conditions, promises, and other matters contained in this Agreement, the sufficiency of which as consideration is acknowledged, the parties agree as follows

1.     Payment.

       A. USAC will pay the sum of Five Hundred Thousand Dollars ($500,000) by cashier's check or wire transfer to The Estate of Bobby C Hamilton.

       B. USAC will arrange the purchase of 614,000 shares of USAC stock owned for which Hamilton will be paid an additional $93,440.00 from a third party.

       C. USAC will convey to Hamilton 250,000 shares of USAC common stock bearing a restrictive legend for transfer or conveyance.

2.     Mutual Release Of All Claims.

SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS - 1

In consideration of the payments enumerated in paragraph 1, together with other valuable consideration the adequacy of which is acknowledged and received, USAC and Hamilton, on their behalf, and on behalf of all their insurers, agents, personal representatives, devisees, assigns, contractors, and successors in interest, do hereby mutually release and forever discharge the other party, their respective predecessors, subsidiaries, successors, affiliates, shareholders, officers, directors, employees, agents, brokers, contractors, attorneys, insurers, reinsurers, administrators, assigns, personal representatives, devisees, and all other persons, firms, corporations, and other entities who may be deemed to act, who have acted, or who may be deemed to act in the future, on behalf of either of them, from any and all claims, demands, actions, causes of action, or suits of every nature whatsoever, and whether on account of past or present liability, contingent or liquidated, potential future liability arising from either past or present acts, whether actual or alleged, of either party for personal injury, property damage, economic loss and/or impairment or diminution of or other interference with any other right or amenity protected by law or equity, which liability relates to or arises from any injuries, damages, of any kind or nature including, without limitation, all obligations relating to the Agreement in Exhibit A hereto, save and except therefrom the indemnity provision in Paragraph 15 therein and the specific indemnification by USAC to Hamilton related to the Reclamation Sites as stated below It is the express intent of the parties that this Agreement shall operate to release and forever mutually discharge each party from any and all obligations, whether actual or alleged, known or unknown, accrued or unaccrued, existing, or which may under any circumstances arise in the future to the fullest extent possible

3.     Retained Indemnification By USAC to Hamilton for Reclamation Sites

DEFINITIONS

      (a) "Claims" means any and all actual out-of-pocket costs (including, without limitation, reasonable attorneys fees), expense or loss arising from any claim, liability, damage, injunctive relief, injury to person, property or natural resources incurred, by or asserted against Hamilton. the Indemnified Party, and arising, directly or indirectly, in whole or in part, out of the release or presence, or alleged release or alleged presence, of any Hazardous Substance at the Reclamation sites whether foreseeable or unforeseeable, regardless of the source of such release or when the presence is discovered.

       Without limiting the generality of the preceding, and for purposes of clarification only, Claims also include (1) actual out-of-pocket costs incurred by Hamilton in connection with (i)

SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS - 2 determining whether the Reclamation Sites are in compliance with all applicable Environmental Laws, and (ii) any removal, remediation of any kind and disposal of any Hazardous Substances present in, on or under the Reclamation Sites, to the extent required by Applicable Environmental Laws in effect at the time of such removal, remediation or disposal.

       (b) "Environmental Laws" means all federal, state and local environmental, health or safety laws, regulations and rules of common law regulating Hazardous Substances, as such laws, regulations and rules may be in effect from time to time and be applicable to the Reclamation Sites.

       (c) "Hazardous Substances" means any toxic or hazardous wastes, pollutants, or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substances" or toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or later amended, 42 U S C. Section 9601 et seq, "hazardous materials" identified in or pursuant to the Hazardous Materials Transportation Act, as now or later amended, 49 U S C Section 1802, et seq , "Hazardous Wastes"; identified in or pursuant to The Resource Conservation and Recovery Act, as now or later amended, 42 U S C Section 6901 et seq , any chemical substances or mixture regulated under the Toxic Substance Control
Act of 1976, as now or later amended, 15 U.S C Section 2601 et seq., any "toxic pollutant"; under the Clear Water Act, as now or later amended, 33
U S C Section 1251 et seq , any hazardous air pollutant under the Clear Air Act, as now or later amended, 42 U S C Section 7901 et seq, and any hazardous or toxic substance or pollutant now or later regulated under any other applicable federal, state or local Environmental Laws.

       (d) "Indemnified Parties" means Hamilton and its personal representative, agents and employees, and its assigns and successors.

       ENVIRONMENTAL INDEMNIFICATION BY USAC

       USAC agrees to defend, indemnify and hold the Indemnified Parties harmless from and against, and shall reimburse the Indemnified Parties for any Claims.

       All Indemnities of this Agreement shall inure to the benefit of each Indemnified Party's successors and assigns, and shall be binding upon the heirs, successors, and assigns of Hamilton and USAC.

4.     Incorporation of Prior Agreements.

    A. Each of the parties hereto have participated in the preparation of this

SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS - 3 agreement after consulting with counsel of its choice Accordingly, the language of this Agreement shall not be presumptively construed against any of the parties hereto.

    B. This Agreement supersedes all prior agreements, understandings and discussions among the parties hereto concerning any of the matters contained herein.

    C. No promise, inducement or agreement not herein expressed has been made to either party.

    D. The parties hereto have read this Agreement in its entirety, have reviewed it with their counsel fully understand and acknowledge all of its terms and enter into this Agreement voluntarily and with authority to do so.

5.     Entire Agreement; Controlling Law.

       This agreement contains the entire agreement between the parties and the terms contained herein are contractual and not a mere recital. To the extent construction or interpretation becomes necessary the Agreement shall be constructed in accordance with Washington Law. To the extent that this Agreement or any part thereof, may be inconsistent with Washington law currently existing or that in the future, that the parties nonetheless intend to confirm their agreement notwithstanding any contrary existing Idaho law, contrary law of any other jurisdiction or any subsequent changes in applicable or potentially applicable law.

6.     Successors in Interest.

       This Agreement shall inure to the benefit of and shall be binding upon the parties' respective successors, heirs and assigns.

7.     Approval and Acceptance of Terms by Parties.

       This Agreement is hereby approved by both parties as to form and content, and both parties agree to be bound by all of the terms hereon.

8.     Additional Documents.

       The parties agree to execute such additional documentation as is or may become necessary to fully effectuate the terms, conditions, and provisions of this Agreement.

9.     No Modification.

       No change, amendment, or modification of this Agreement is valid unless it is made in writing and signed by the parties.

10.     Attorney Fees.

In the event any suit action or other proceeding arises under the terms of this Agreement,

SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS-4 or in connection with this or any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees and other costs incurred in this action.

DATED this ________ day of June 2000


                                           UNITED STATES ANTIMONY COMPANY


                                                 /s/John C. Lawrence
                                                 Its President


ESTATE OF BOBBY C. HAMILTON


/s/ Jack D. McCormick

Personal Representative
     STATE OF                   )
           as:                  )
     County of ____________     )




On this day personally appeared before me, the undersigned, a notary public in and for the State of ___________ known or identified to me to be the president of United States Antimony Company, the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seat this
--     day of June 2000.


Notary Public,
State of residing at
Commission expires

STATE OF


On this day personally appeared before me, the undersigned, a notary public in and for the

SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS - 5

State of -------- D. McCormick, Known or identified to me to be the person whose name iS subscribed to the within instrument as Personal Representative of the ESTATE OF BOBBY C. HAMILTON, deceased, and acknowledged to me that he executed the same as such Personal Representative.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal
this      day of June 2000.


Notary Public, State of
residing at
Commission expires:


SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS - 6